UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2010 – September 30, 2011

Item 1.    Reports to Stockholders.

Nomura Partners Funds

The World
from Asia

NOMURA

Annual Report

September 30, 2011

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

Global Alpha Equity Fund

International Growth Equity Fund

International Equity Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of September 30, 2011 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The MSCl lndia Index is an unmanaged free float-weighted equity index representing approximately 59 companies in India. The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free float-weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Growth Index is a subset of the MSCI EAFE Index with securities from Europe, Australasia (Australia and Asia), and the Far East. The MSCI EAFE Growth Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of securities most representing the growth style. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Hong Kong Index identifies every security listed in the Hong Kong market. Securities are free float-adjusted and screened by size, liquidity and minimum free float. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B-Shares listed on the Shanghai and Shenzhen exchanges. The MSCI Taiwan Index is a free float-adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

September 30, 2011

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)**
The Japan Fund — Class A (with load)	-11.01%	-3.50%	2.94%
(without load)	-5.59%	2.34%	5.16%
The Japan Fund — Class C (with load)	-7.26%	1.31%	4.36%
(without load)	-6.26%	1.31%	4.36%
The Japan Fund — Class I	-5.69%	2.46%	5.44%
TOPIX	-5.09%	1.43%	4.15%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.35% for Class A, 3.02% for Class C, and 1.89% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
**	Class A, C and I launched on December 29, 2008. Class S has been in existence since 1962 and is presented in a separate table.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

September 30, 2011

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.97% for Class S. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Return as of 9/30/11*

	6 Month**	1 Year	3 Year	5 Year	10 Year
The Japan Fund, Inc. — Class S	-5.74%	2.34%	0.41%	-4.37%	3.37%
TOPIX	-5.09%	1.43%	0.68%	-4.66%	2.76%

*	Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

The Japan Fund recorded a return of 2.34% in terms of Net Asset Value (“NAV”) per share for the year ended September 30, 2011. Corresponding returns for the TOPIX Index (the “benchmark”), with gross dividends reinvested and for the MSCI Japan Index, with gross dividends reinvested, were 1.43% and 0.07% in U.S. dollar terms, respectively. Therefore, the Fund outperformed against its benchmark by 0.91% and also beat the MSCI Japan Index by 2.27% during this period.

Prior to the devastating Great East Japan Earthquake on March 11, 2011, the Japanese equity market had performed solidly, supported by expectations of a global economic recovery and robust corporate earnings forecasts. Following the disaster, Japan’s economy suffered a steep downturn, not only due to the destruction caused by the earthquake and tsunami, but also as a result of the supply chain disruption to manufacturing industries and electrical power supply shortages. Thereafter, despite a steady recovery in the Japanese economy, the equity market has continued to decline under pressure from the global financial turmoil arising from the worsening European debt crisis and fears of a broad slowdown in the global economy, including the U.S. Overall, the TOPIX, with dividends, declined by 6.22% over the past 12 months in local currency terms, while the yen appreciated by 7.68% against the U.S. dollar. Therefore, the benchmark registered a gain of 1.43% in U.S. dollar terms as mentioned above.

This Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks. Considering this objective, Nomura Asset Management U.S.A., Inc. (“NAM USA”) utilizes a “multi-manager” approach in managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a special committee. Through this style diversification, NAM USA aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of style allocation strategy, we have maintained the existing strategy throughout the Fund’s annual review period. At the end of September, we allocated 45.2% of the equity position to large cap growth stocks, 44.6% to large cap value, and 10.2% to the small cap blend strategy. At the end of September 2011, the total equity portfolio consisted of 280 stocks. The five largest sector weightings were Industrials, Consumer Discretionary, Information Technology, Financials and Materials. Within the top five sectors, the Fund had overweight exposures relative to the benchmark, except in the case of the Consumer Discretionary and Financials sector.

The Fund’s outperformance of 0.91% relative to the benchmark for the year ended September 30, 2011 was the result of a positive contribution from the stock selection results across the three investment styles, while the underweight position in the small cap portion relative to the benchmark had a negative impact on the style allocation strategy. In terms of stock selection, Rakuten, Inc., Unicharm Corp. and Rinnai Corp. added value, while Sony Corp., Sumitomo Metal Mining Co., Ltd. and Nintendo Co., Ltd. detracted from the relative performance.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Hitachi Ltd.	2.8%
2.	Mitsubishi UFJ Financial Group, Inc.	2.7%
3.	Sumitomo Mitsui Financial Group, Inc.	2.6%
4.	NTT DoCoMo, Inc.	2.3%
5.	Mitsui & Co. Ltd.	2.2%
6.	Nippon Telegraph and Telephone Corp.	2.1%
7.	Unicharm Corp.	2.1%
8.	Sony Corp.	2.0%
9.	Honda Motor Co. Ltd.	1.7%
10.	Bridgestone Corp.	1.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	97.0%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2011
Industrials	22.7%
Consumer Discretionary	19.4%
Information Technology	13.7%
Financials	12.1%
Materials	11.3%
Consumer Staples	6.7%
Telecommunication Services	5.1%
Health Care	4.8%
Energy	1.2%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 32.

Market Outlook

Japan’s real gross domestic product (“GDP”) growth rate had been negative for three consecutive quarters until the April-June 2011 quarter. However, the Industrial Production Index recovered from its recent low of 83 in March back to 94 in August, which is close to the figure seen in February, prior to the earthquake. This recovery has therefore been much swifter than most economists and analysts had forecasted just after the March 11, 2011 natural disaster. Real GDP growth for the July to September quarter was 6.0% (quarter-over-quarter (“qoq”), annualized).

The policy response has involved a large supplementary budget, whereby the first budget of 4 trillion yen and the second extra budget of 2 trillion Yen have already been enacted. In addition, the third supplementary budget of about 12 trillion yen, aimed specifically at post-earthquake reconstruction efforts, is likely to be submitted within the year. If so, the total supplementary budget will be more than 18 trillion yen (about U.S. $230 billion, or more than 3.7% of Japan’s nominal GDP). Economic momentum in Japan is expected to recover over the next year, driven by corporate capital investment and inventory rebuilding, together with the boost to government spending. We forecast that the average growth rate from July to September 2011 through April to June 2012 will be more than 3.0% (qoq, annualized) and that the real GDP growth rate will recover from -0.5% year-over-year for 2011 to 2.1% in 2012.

Global economic uncertainty is becoming a risk factor for the Japanese equity market, because Japanese companies have focused on expanding sales and earnings from overseas amid the prolonged deflationary conditions in the domestic economy. European debt problems have spread and have started to cause instability within the financial system, especially for European banks. In the U.S., additional demand stimulus measures are likely to be blocked due to political opposition, while the effects of the post-Lehman stimulus packages are wearing off and the unemployment rate remains high. With such downward pressure weighing on the global economy, we forecast that economic activity for both the European Union and the U.S. will remain weak over the next year and that the real GDP growth rates for 2012 will likely be 0.9% in the Euro zone and 1.8% in the U.S. As a result, Japan is expected to achieve a relatively robust economic growth rate supported by fiscal policy.

Equity valuations remain close to their historically low range relative to corporate NAV. At the end of September 2011, the price-to-book ratio (“PBR”) of the Japanese stock market was 0.94. A figure of less than 1.0 implies that current equity market value was below the current enterprise break-up value. The number of companies with a PBR of less than 1.0 accounted for nearly 70% of all companies listed on the Tokyo Stock Exchange First Section. We believe this means the growth potential of Japanese companies was not being discounted fairly, although the latest forecast in September showed that the recurring profits of all major companies (excluding Financials) could increase by 26.7% for the Fund’s fiscal year 2012 (through March 2013) after a minor decline of 4.6% for the Fund’s current fiscal year.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

We believe the Japanese equity market is attractive from a long-term investment perspective. In our judgment, there are many attractive stocks available in this market. We will keep the Fund well diversified and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any redemption fees. If reflected, returns would have been lower. Class S shares are only available for purchase by current Class S shareholders.

Nomura Partners Funds	The World from Asia	:	5

Performance Summary (Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

September 30, 2011

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.00% for Class A, 9.65% for Class C, and 7.91% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.50% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
Asia Pacific ex Japan Fund — Class A (with load)	-22.38%	-18.22%	16.23%
(without load)	-17.64%	-13.22%	18.75%
Asia Pacific ex Japan Fund — Class C (with load)	-18.97%	-13.85%	17.88%
(without load)	-17.97%	-13.85%	17.88%
Asia Pacific ex Japan Fund — Class I	-17.53%	-12.99%	19.06%
MSCI AC Asia Pacific ex Japan Index	-20.73%	-13.05%	21.69%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

For the year ended September 2011, the Fund posted a negative return of -13.22% in terms of Net Asset Value, against the MSCI AC Asia Pacific ex Japan Index (the “benchmark”) return of -13.05%, resulting in an underperformance of 0.17%.

In terms of asset allocation, the underweight exposure to China made a positive contribution, as China’s equity markets underperformed their regional peers during a period of policy tightening amid rising inflation. Meanwhile, our overweight position in India detracted from the portfolio, as the Indian stock market underperformed, again partly due to persistent inflationary pressure.

Stock selection in Korea added value, as our overweight positions in Hyundai Mobis and Samsung Engineering Co. Ltd. performed well, along with their robust earnings growth momentum. Meanwhile, stock selection in China was not successful. As an example, Dongfeng Motor Group Co. Ltd. performed poorly as its earnings momentum waned.

Market Outlook

We admit to being surprised by such a rapid turnaround in sentiment towards the Pacific Basin stock markets. Our best case scenario had been that European countries would be able to cobble together some sort of bailout package for Greece. We also judged that even under a worst case scenario, the strong fundamentals of this region would provide a buffer. Both assumptions proved to be overly optimistic and the subsequent deterioration in regional sentiment was therefore unexpected.

Looking ahead, our best case scenario maintains that the regional markets look enticing in terms of their historically very reasonable valuations. Weakening currencies should support the earnings of exporters, while the global growth slowdown may eventually alleviate the inflation pressures, which until recently were the region’s overriding concern.

However, it is becoming increasingly evident that a forced de-leveraging process is underway in the developed economies. In the short term, the rush to raise cash could lead to further falls in markets. In the longer term, there is little doubt that an extended period of sub-par global growth is now a strong probability. This latter prognosis is not necessarily bad for the Pacific Basin region given that capital remains plentiful and cheap.

In terms of our portfolio structure, subject to valuations, we are likely to rebalance the portfolio more towards those companies better insulated from a global slowdown and a potential banking crisis.

In terms of our country allocation, we will keep overweight positions in the smaller ASEAN (“Association of Southeast Asian Nations”) markets due to their greater domestic orientation, and underweight positions in China and Australia.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	BHP Billiton Ltd.	6.1%
2.	Samsung Electronics Co. Ltd.	5.6%
3.	Rio Tinto Ltd.	4.8%
4.	Hyundai Mobis	4.4%
5.	Samsung Engineering Co. Ltd.	3.9%
6.	Link	3.2%
7.	Dongfeng Motor Group Co. Ltd. — H Shares	3.2%
8.	Newcrest Mining Ltd.	2.8%
9.	BOC Hong Kong Holdings Ltd.	2.5%
10.	ITC Ltd., Issued by JPMorgan International, maturity date 08/25/14, 144A	2.4%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 38. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	94.2%
Cash Equivalents	0.3%

Sector Diversification
September 30, 2011
Materials	20.9%
Consumer Discretionary	17.0%
Financials	15.6%
Industrials	14.9%
Information Technology	14.2%
Consumer Staples	5.9%
Utilities	2.4%
Telecommunication Services	1.6%
Energy	1.4%
Health Care	0.3%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 38.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – India Fund (the “Fund”)

September 30, 2011

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
India Fund — Class A (with load)	-27.45%	-29.56%	15.67%
(without load)	-23.04%	-25.26%	18.18%
India Fund — Class C (with load)	-24.34%	-25.85%	17.28%
(without load)	-23.34%	-25.85%	17.28%
India Fund — Class I	-22.97%	-25.12%	18.45%
MSCI India Index	-22.78%	-25.11%	25.03%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.18% for Class A, 7.92% for Class C, and 6.93% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Infosys Technologies Ltd.	10.0%
2.	HDFC Bank Ltd.	9.3%
3.	Reliance Industries Ltd.	8.9%
4.	ITC Ltd.	7.0%
5.	Tata Consultancy Services Ltd.	6.7%
6.	Housing Development Finance Corp. Ltd.	4.9%
7.	Dr. Reddy’s Laboratories Ltd.	4.6%
8.	ICICI Bank Ltd.	4.4%
9.	Larsen & Toubro Ltd.	4.2%
10.	Bajaj Auto Ltd.	3.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 41. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

The positive momentum provided by a rebound in economic growth and plentiful global liquidity over 2009-2010 saw markets appreciate to their all-time highs in local currency terms in early November 2010. Foreign investors continued to be significant buyers in the Indian markets and the country’s largest ever initial public offering of Coal India saw record subscriptions. While inflation had crossed the 10% level in the first half of 2010, it has started to come off post a good monsoon season. The market had also started to factor in a gradual monetary tightening with a possibility of a pause in a few quarters.

Post-November 2010, a sharp uptick in commodity prices, including oil, ignited concerns of higher inflation in regional economies. Inflation in India also remained sticky at above 9% levels and previous interest rate hikes by the Reserve Bank of India (“RBI”) were also passed on by the banks in a more meaningful way. Besides, expectations of monetary tightening were pushed out. The RBI’s 0.50% rate hike in July 2011 in particular caught the market by surprise and forced a reset of rate hike pause expectations.

Over this period, the pace of reforms and policy making by the government slowed down. On the one hand, government energies got diluted by the telecommunications scandal, which also embroiled previous cabinet ministers and some leading corporations. On the other hand, an over-zealous environment ministry delayed approvals for mining and expansion projects which hurt investment plans and outlook.

All these factors combined for a slowdown in industrial production (April-August 2011 cumulative Industrial production growth at 5.6% compared to 8.7% in the same period last year). Gross domestic product (“GDP”) growth figures also slowed down. GDP for the June 2011 quarter was reported at 7.7%, compared with 8.8% growth registered in June 2010 and 7.8% registered in quarter-ended March 2011. GDP estimates for fiscal year (“FY”) 2012 were also downgraded over 2011 from about 8.5% to 7.6% levels as it became apparent the economy was in a cyclical downturn phase.

Europe’s inability to find a solution for its current fiscal problems and the weakening macroeconomic outlook sent equity markets into a downward spiral during the July-September quarter. In Asia, concerns about the risk of a hard landing in China resurfaced as well. This was an additional factor causing further risk aversion towards equity markets.

Corporate earnings estimates for FY2012 and FY2013 were also cut in aggregate. The outlook for stocks in the Industrials sector was impacted significantly as order inflows slowed down and interest rate sensitives also fared poorly. Uncertainty for the FY2013 demand outlook for Information Technology Services stocks has also increased after the slowing economic growth in the U.S. and Europe. Domestic demand oriented sectors such as Consumers, Telecommunications and the private sector banks have fared better with only a marginal slowdown, if any, to growth estimates.

In this backdrop, the Indian equity markets corrected post November 2010 with the rupee depreciation accentuating the local market decline. Foreign investors were net buyers to the extent of U.S. $10.1 billion in the fourth

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – India Fund

quarter of 2010 but since then have recorded a net outflow of U.S. $150 million. Domestic institutional investors have largely bought into this year’s market declines with a U.S. $3.1 billion net inflow over the year. From September 2010 to September 2011, the Indian equity markets declined by 25.11%, as represented by the MSCI India Index (the “benchmark”) in U.S. dollar terms, with the local currency depreciating by 8.2% against the U.S. dollar.

The Fund delivered a performance of -25.26% for the reporting period, which was neutral compared to the benchmark return of -25.11%.

Positive contribution to performance came from our overweight to IT Services and Consumer Staples. The underweight to Financials, in particular real estate stocks and public sector banks, also added value. Negative contribution derived from our overweight to Industrials, the move to underweight Consumer Discretionary in the June quarter and a sharp correction in some of the smaller holdings as mid-caps generally fared worse.

Market Outlook

We admit to being surprised by such a rapid turnaround in sentiment towards the Asian stock markets. Our best-case scenario had been that European countries would be able to cobble together some sort of bailout package for Greece. We also judged that even under a worst case scenario, the strong fundamentals of this region would provide a buffer. Both assumptions proved to be overly optimistic and the subsequent deterioration in regional sentiment was therefore unexpected.

However, it is becoming increasingly evident that a forced de-leveraging process is underway in the developed economies. In the short term, the rush to raise cash could lead to further falls in markets. In the longer term, there is little doubt that an extended period of sub-par global growth is now a strong probability. This latter prognosis is not necessarily bad for the Pacific Basin region given that capital remains plentiful and cheap.

The Indian economy is additionally undergoing a cyclical slowdown engineered to tame inflationary pressures. This has resulted in industrial production coming off even as consumption trends remain resilient. Consensus estimates for GDP growth this fiscal year are around the 7.6% level. Though down from 8.5% recorded last year, this is nevertheless among the highest growth rates amongst large global economies.

This slowdown and high commodity prices have led to cuts in aggregate corporate earnings per share growth estimates which are estimated at 15% levels for the next two years. With inflation expected to come off starting later this year, interest rates may pause and even possibly reverse trend sometime next year. A global growth slowdown may also alleviate commodity prices which has been a big source of rising inflation.

In terms of government policy, recently the Land Acquisition bill has been introduced in Parliament and the Mining and Rehabilitation bill has been approved by the cabinet. While positive, progress on overall reforms and

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	94.1%
Cash Equivalents	1.6%

Sector Diversification
September 30, 2011
Financials	23.3%
Information Technology	16.7%
Energy	12.4%
Industrials	11.1%
Consumer Staples	9.0%
Materials	7.3%
Consumer Discretionary	6.5%
Health Care	4.6%
Telecommunication Services	3.2%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 41.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

policy has lagged expectations. In infrastructure, the roads segment is probably the only bright spot in terms of progress while segments such as power are facing coal shortages due to delays in environmental approvals.

The market has corrected sharply since November 2010 and appears to have priced in most of the negatives. The large caps provide high visibility on growth with good free cash flow generation. The mid-caps currently trade at a significant discount to the larger names, and there is tremendous potential for these stocks to rally if the macro environment improves at the margin and government policy is supportive.

We remain positive on the medium-term prospects of the Indian markets. External developments in European and other developed economies, movements in commodity prices and global risk aversion trends remain variables that could sway markets in the near term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Performance Summary (Unaudited) – Greater China Fund (the “Fund”)

September 30, 2011

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
Greater China Fund — Class A (with load)	-30.19%	-23.11%	8.67%
(without load)	-25.93%	-18.40%	11.03%
Greater China Fund — Class C (with load)	-27.23%	-18.39%	10.49%
(without load)	-26.23%	-18.39%	10.49%
Greater China Fund — Class I	-25.86%	-18.23%	11.29%
MSCI Golden Dragon Index	-22.50%	-17.66%	16.03%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 8.41% for Class A, 9.14% for Class C, and 8.09% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	China Mobile Ltd.	10.3%
2.	CLP Holdings Ltd.	5.6%
3.	China Construction Bank Corp. — H Shares	5.4%
4.	Formosa Plastics Corp.	3.4%
5.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
6.	Cheung Kong Holdings Ltd.	3.2%
7.	CNOOC Ltd.	3.1%
8.	HTC Corp.	3.1%
9.	Link	2.9%
10.	Giant Manufacturing Co. Ltd.	2.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 43. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

The Fund’s performance during the year ended September 30, 2011 was down 18.40% in terms of Net Asset Value, while the return of the MSCI Golden Dragon Index (the “benchmark”) with net dividends reinvested was down 17.66%. The Fund underperformed the benchmark (measured in terms of the base currency, U.S. dollar, and after fees) by 0.74%.

Macroeconomic data and encouraging corporate results generally exceeded expectations in September 2010. The Greater China market climbed around 10% between September and mid-November 2010. Markets in the Greater China region were generally flat from November 2010 to July 2011. The markets were facing regional inflationary pressure, unrest in the Middle East and North Africa, the natural disaster in Japan, and the effects of policy tightening including further interest rates and a Required Reserve Ratio rise in China. Notwithstanding these negative factors, Greater China companies reported strong earnings. China retail sales remained strong, while expectations that inflation may have peaked also helped to support market sentiment in the first half of 2011. Greater China equities were all down substantially in August and September 2011 on the worry over the European Union debt crisis, the Federal Open Market Committee’s warnings of “significant downside risks,” poor macro data from China, and the weakening macroeconomic outlook. Over the reporting period, MSCI China Index declined by 23.6%, the MSCI Hong Kong Index dropped by 16.8%, and MSCI Taiwan Index declined by 5.8% in local currency terms.

We maintained our equity ratio at 92.9% of the Fund’s net assets at the end of September 2011. At the end of September, our equity portfolio consisted of 56 holdings. In regional allocation, the Fund was underweight position in China, Hong Kong and Taiwan.

The Fund’s underperformance was mainly derived from our stock selection in the Consumer Staples sector. Meanwhile, stock selection in Consumer Discretionary and Information Technology contributed positively to the portfolio. There have been some shifts to portfolio over the year. We have increased our exposure in the Telecommunications and Utilities sectors, funded by reducing the exposure on the Consumer Discretionary, Industrials, Information Technology and Materials sectors.

Market Outlook

In Hong Kong, the unemployment rate went down from 4.2% in October 2010 (which was the highest during the year ended September 30, 2011) to 3.2% in September 2011 (which was the lowest during the year ended September 30, 2011). Export growth rate was at double digit for most of the months with April and August being noticeably weaker. Imports growth rate also maintained at double digits, except for April. The disappointing dip in both the import and export growth rate in April was attributable to the post-earthquake disruption of shipments to and from Japan. Retail sales in value continued to be robust, along with similarly buoyant volume growth. The headline Consumer Price Index (“CPI”) inflation number remained at an elevated level, rising from 2.5% in October 2010 to 5.7% in August 2011. Despite the still low unemployment rate and resilient sales, the Hong Kong Monetary Authority expressed some concerns about the current market

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

turmoil and inflation. Also, rising uncertainty over the state of the global economy could hurt export growth and tourist numbers. Therefore, we will maintain our slight underweight stance for the Hong Kong market for the near term.

In China, gross domestic product (“GDP”) growth came in at 9.1% in the third quarter of 2011 year-over-year (“yoy”) vs 9.5% in the second quarter of 2011, 9.7% in the first quarter of 2011 and 9.8% in the fourth quarter of 2010. The Manufacturing Purchasing Managers Index (“PMI”) climbed to its highest level for seven months in November 2010, at 55.2. The reading then trended down to 50.7, the lowest, in July, but edged up to 51.2 in September 2011 which showed a slight improvement helped by stronger new export orders. Export growth decelerated to 17.1% yoy in September 2011, which was mainly caused by declines in European demand. Import growth also moderated to 20.9% yoy in the same month. Equity markets in China are trading at a reasonable valuation compared with the historical average, and the investment manager maintains an optimistic view of its long-term prospects because of high growth compared with other economies. However, the economic data continues to indicate that broad-based domestic demand has slowed more notably into the third quarter of 2011. Corporate governance, especially some private enterprises, remains to be the concern. A further slowdown is possible in the coming months amid pressure from a weaker global growth outlook and tight local credit conditions, which may cause a chain effect in the economy. A move towards policy relaxation appears necessary at some point, although the inflation backdrop will not permit this to happen yet. Given such policy dilemmas and uncertainty, we will maintain our underweight position in the Chinese equity market for the near term.

In Taiwan, the jobless rate further declined to 4.36% in August 2011 from 4.96% in October 2010. CPI maintained at a rather low level, all below 2% throughout the year. Fourth quarter 2010, first quarter 2011, and second quarter 2011 GDP stood at 7.13%, 6.16% and 5.02% yoy, respectively. Equity market fundamentals in Taiwan remain sound, and the economy is progressing well. Furthermore, the improving relationship with China is helping to boost investment opportunities across the straits. The run-up to the 2012 Presidential election may also be positive to the stock market, as the ruling KMT political party is likely to implement pro-growth policies to attract voters. Looking forward, in line with our Pacific Basin ex-Japan strategy, we will maintain our slight underweight position in Taiwan for the near term.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	92.9%
Cash Equivalents	0.3%

Sector Diversification
September 30, 2011
Financials	31.4%
Information Technology	15.8%
Telecommunication Services	11.8%
Energy	8.2%
Utilities	7.5%
Consumer Discretionary	5.8%
Industrials	5.8%
Materials	5.2%
Consumer Staples	1.1%
Health Care	0.3%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 43.

Nomura Partners Funds	The World from Asia	:	15

Performance Summary (Unaudited) – Global Equity Income Fund (the “Fund”)

September 30, 2011

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.76% for Class A, 10.30% for Class C, and 9.59% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.25% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
Global Equity Income Fund — Class A (with load)	-16.41%	-7.67%	6.90%
(without load)	-11.30%	-2.08%	9.22%
Global Equity Income Fund — Class C (with load)	-12.61%	-2.80%	8.40%
(without load)	-11.61%	-2.80%	8.40%
Global Equity Income Fund — Class I	-11.12%	-1.78%	9.52%
MSCI World Index	-16.22%	-4.35%	10.42%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

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Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

The Fund’s performance during the year ended September 30, 2011 was -2.08% on a Net Asset Value (“NAV”) basis while the return of the MSCI World Index (the “benchmark”) and that of the MSCI World Value Index were -4.35% and -5.45%, respectively. Global equity markets posted dismal returns during the Fund’s annual review period. North America as a region declined 2.17%. Europe, the epicenter of the crisis, decreased 14.49% for the year ended September 30, 2011 to finish at the bottom of the pack in the developed world. The Pacific Basin excluding Japan region was down 8.46% during the Fund’s annual review period. Japan was relatively stable and led the world for the quarter with setbacks of just 0.54% for the year ended September 30, 2011. Emerging markets also suffered severe corrections of 18.0% for the same period. (All performance figures are based on MSCI Total Return Net indices in U.S. dollars.)

As global equity markets moved within a wide range, we maintained our equity ratio at around 98% of the Fund’s net assets during most of the period. At the end of September, our equity portfolio consisted of 133 holdings. The Fund maintained its regional allocation strategy of being overweight in both Europe and Asia at the expense of North America, which made a slightly negative contribution to the Fund’s performance during the year ended September 30, 2011.

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average price stability. In order to meet the Fund’s investment objectives, the portfolio maintained its overweight position in sectors such as Consumer Staples, Telecommunications, Utilities and Healthcare, albeit to a lesser degree than the previous year. That is due to the Fund taking advantage of the current market volatility to increase its exposure to attractively valued stocks in Materials, Financials and Industrials.

In terms of individual stocks, Altria Group, Inc., Royal Dutch Shell, Bank of America, Coca-Cola Co., and Roche Holding were among the major positive contributors, as those relatively high-quality stocks seen as “safe havens” attracted assets in the volatile stock market during the year ended September 30, 2011. Meanwhile, the main negative contributors included Apple, Inc., Veolia Environment, International Business Machines Corp., Oracle Japan, HSBC Holdings.

Market Outlook

Despite the sense of doom and gloom, it seems likely that a “double-dip” recession will be avoided at this juncture. While this is good news, there is certainly a price to pay for it. In turn for not tumbling into a deep recession, an eventual upturn at some point in the future, whether it should be dubbed a recovery or not, could be as modest as the downturn. There is a strong chance that the world economy, especially in the developed world, could grow at little better than a tepid stall speed. We believe economies in the developing world will continue to post much higher growth rates than those in the West. However, even in emerging economies, where growth is the envy of their developed counterparts, growth rates could be materially lower

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Merck & Co., Inc.	2.3%
2.	BP PLC	2.3%
3.	Sanofi	2.1%
4.	Altria Group, Inc.	2.1%
5.	Chevron Corp.	2.1%
6.	Exxon Mobil Corp.	2.0%
7.	Total S.A.	2.0%
8.	HSBC Holdings PLC	1.9%
9.	BHP Billiton Ltd.	1.8%
10.	Coca-Cola Co.	1.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 46. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	97.9%
Cash Equivalents	0.2%

Sector Diversification
September 30, 2011
Consumer Staples	15.5%
Financials	14.9%
Health Care	12.5%
Energy	10.5%
Telecommunication Services	8.9%
Industrials	8.7%
Materials	8.4%
Information Technology	6.7%
Utilities	6.6%
Consumer Discretionary	5.2%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 46.

in the future compared with their torrid pre-crisis levels. American consumers are much weakened, meaning fewer exports from China or other developing countries, which translates into lower growth rates for Asia and elsewhere. Domestic demand in emerging economies, household consumption to be specific, is not yet ready to pick up for the slack left by exports since it requires material structural change in these economies. Chances are that the global economies will go through a slow healing process for years to come as balance sheets of households and governments are slowly being rebuilt. Although emerging economies will likely remain as an engine of growth, the world economy in aggregate is not likely to inspire investors who would have to endure repeated volatile moments amid relatively flat returns from risky assets in the medium term. In the more immediate future, lower commodity prices will help to alleviate household conditions around the world, and help to underpin consumer demand.

Meanwhile, our overall portfolio strategy for the remainder of this calendar year remains largely unchanged. The Fund’s basic investment philosophy is to seek to invest in attractively valued stocks from dividend yield perspective that have a solid dividend payment track record and prospects of dividend growth into the foreseeable future. Also, we will consider adding our exposure to stocks that have relatively stronger prospects for their dividends growth in more cyclical sectors such as Materials and Consumer Discretionary sectors, including those in emerging countries. The Fund fully deploys the bottom-up research capability of NAM USA’s global research capability to find undervalued quality stocks that should reflect their true values in the long run.

As for regional allocation that we identify as a consequence of individual stock selection, we continue to take overweight positions in Europe and in Asia ex-Japan. Despite its prevailing sovereign debt concerns, we can selectively identify some of European large cap multinationals attractively valued, with strong earnings growth prospects in emerging economies. In order to fund those regions’ overweight positions, we remain underweight in North America and in Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Performance Summary (Unaudited) – Global Emerging Markets Fund (the “Fund”)

September 30, 2011

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A (with load)	-25.73%	-19.51%	14.36%
(without load)	-21.20%	-14.60%	16.84%
Global Emerging Markets Fund — Class C (with load)	-22.53%	-15.25%	15.97%
(without load)	-21.53%	-15.25%	15.97%
Global Emerging Markets Fund — Class I	-21.14%	-14.42%	17.12%
MSCI Emerging Markets Index	-23.45%	-16.15%	21.39%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.63% for Class A, 8.37% for Class C, and 7.38% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	19

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Samsung Electronics Co. Ltd., GDR, 144A	6.1%
2.	Petroleo Brasileiro S.A.	4.0%
3.	Vale S.A. — A Shares	3.7%
4.	Axiata Group Bhd	3.0%
5.	Lenovo Group Ltd.	2.9%
6.	Hyundai Mobis	2.9%
7.	Gazprom OAO, ADR	2.9%
8.	Aspen Pharmacare Holdings Ltd.	2.8%
9.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.8%
10.	America Movil SAB de C.V. — Series L	2.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 51. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Emerging markets were weak over the 12 months ended September 30, 2011, substantially underperforming their developed counterparts. The MSCI Emerging Markets Index (the “benchmark”) with net dividends reinvested declined by 16.15%, compared with a decline of just 4.35% in the MSCI World Index.

As the period progressed, the main pressures on emerging-market indices came from the events in Europe and the U.S. A resolution to Europe’s sovereign debt crisis failed to materialize, causing grievous concerns over the potential impact on global growth. In the U.S., uncertainty over weak economic data and the protracted debt ceiling negotiations were intensified by S&P’s downgrade of America’s credit rating. These economic storms might have originated in Europe and the U.S., but the developing world did not escape unscathed. Indeed, in the final three months of the Fund’s annual review period, the benchmark suffered its fourth-worst quarter in the past 20 years.

With a decline of 14.60%, the Fund outperformed its benchmark by 1.55%. Both asset allocation and stock selection were positive over the year. Stock selection was particularly strong in Brazil, Korea and China.

One of the largest stock contributors was Samsung Electronics Co. Ltd., which bounced back after weakening in the second quarter of 2011. This revival came after signs of a stronger-than-expected smartphone demand emerged, a theme that has since been confirmed in October’s results.

There was general strength, too, in the Fund’s consumer-related holdings, with stock selection positive in both Consumer Staples and Consumer Discretionary. Here, a major contributor to the Fund’s performance was a Macau casino operator. This came as Macau gaming revenues continued to hit all-time highs, with the advent of new rail infrastructure set to shorten travel times from central China to Macau’s border from twelve hours to four. Another prominent consumer stock included Thai convenience-store operator CP ALL, which enjoyed the effects of post-election optimism and its own strong second quarter results. Hyundai Mobis was helped by strong demand, as car manufacturers sought alternative parts suppliers after the Japanese earthquake in March.

In the latter part of the period, cyclicals were punished across the board as markets moved towards defensives. Although the Fund is underweight in Materials, Mechel, ADR was the largest detractor from performance. The list of main detractors also included Brazilian energy giant Petrobras and Brazilian real-estate company PDG Realty. An underweight position in China Mobile Ltd. was another significant detractor from performance.

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Market Outlook

While the U.S. grapples with failing economic growth, and the European sovereign debt crisis continues, developing countries such as China, Brazil and India face an ongoing battle to balance growth, inflation and credit availability. The market has clearly taken a more bearish stance of late, but, in reality, there has been very little change in fundamentals, and this is reflected in our investment positioning. Our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. Despite the current global economic headwinds, the long-term investment case for emerging market equities remains entirely intact and the opportunity set remains vast.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	94.8%
Cash Equivalents	5.2%

Sector Diversification
September 30, 2011
Financials	25.0%
Information Technology	16.3%
Energy	11.2%
Materials	10.4%
Telecommunication Services	9.9%
Consumer Discretionary	7.5%
Industrials	4.7%
Consumer Staples	4.1%
Health Care	4.1%
Utilities	1.6%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 51.

Nomura Partners Funds	The World from Asia	:	21

Performance Summary (Unaudited) – Global Alpha Equity Fund (the “Fund”)

September 30, 2011

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 8.92% for Class A, 9.70% for Class C, and 8.62% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
Global Alpha Equity Fund — Class A (with load)	-29.72%	-20.31%	1.41%
(without load)	-25.44%	-15.46%	3.62%
Global Alpha Equity Fund — Class C (with load)	-26.69%	-16.03%	2.87%
(without load)	-25.69%	-16.03%	2.87%
Global Alpha Equity Fund — Class I	-25.33%	-15.18%	3.91%
MSCI World Index	-16.22%	-4.35%	10.42%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Alpha Equity Fund (the “Fund”)

Aside from sharp pullbacks in November 2010 and March 2011 (on worries over the Irish bailout and the Japanese earthquake, respectively), global equities rose fairly steadily until May 2011, when they began to fall back. Since the start of the summer, investors have been unsettled by contrasting macroeconomic concerns in developed and developing markets. In the former, resurgent fears about sovereign debt in Europe were joined by fresh ones about the U.S. debt ceiling and slowing growth in Germany. In emerging markets, inflation, rising interest rates and a slowdown in China have taken center stage. Markets held up relatively well through June and July while the eurozone debt crisis rumbled on, but panic ensued in August when S&P’s downgrading of U.S. debt was added to the mix. The sell-off continued in September, compounded by the worries over China’s growth. Over the 12 months ended September 30, 2011 the MSCI World Index (the “benchmark”) declined 4.35%.

The Fund substantially underperformed the benchmark, declining 15.46% in terms of Net Asset Value per share. Most of the shortfall came in the second quarter of 2011, when the Fund was punished for its exposure to economically sensitive areas of the market. The Fund also declined further than the market in the third quarter of 2011. As market stress levels rose, so did stock correlations. This lack of discrimination created an extremely difficult environment for active management, and our relative performance suffered as a result.

At the sector level, stock selection in Energy, Healthcare and Consumer Staples made the biggest negative contributions. Stock selections in Information Technology and Materials were positive. At the level of individual stocks, Credit Suisse was one of the biggest detractors over the year, hit particularly hard by concern over the eurozone debt crisis and the strong Swiss franc. European brewer Carlsberg was another of the main negatives, as second quarter earnings came in below expectations because of weakness in the Russian market. We are currently conducting a research review of the entire brewing sector to assess whether Carlsberg or any of its competitors are suitable holdings for the Alpha strategy. Sun Hung Kai Properties Ltd. in Hong Kong weakened in response to policy measures aimed at reducing inflation. Cairn Energy, the Edinburgh-based oil company, declined sharply on disappointing well results from its Greenland explorations.

The most notable positive contribution to performance came from LVMH’s bid for European luxury goods producer Bulgari, at a premium of almost 60%. Our original investment case saw the company drive profit margins toward the average of its peers as it developed its sales potential. Clearly, this can happen faster within the larger distribution machine that is LVMH, one of the luxury world leaders. TIM Participacoes was another outperformer, benefiting from its exceptional competitive position in the high-growth Brazilian telecommunications market. Fast food giant McDonald’s Corp. continues to grow ahead of market expectations as it rolls out new stores in emerging markets, revamps existing locations and drives margins through efficiency gains and menu innovation. The Fund’s Information Technology exposure was another positive. Contributors here

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Apple, Inc.	2.8%
2.	JPMorgan Chase & Co.	2.6%
3.	International Business Machines Corp.	2.6%
4.	McDonald’s Corp.	2.6%
5.	Chevron Corp.	2.6%
6.	Philip Morris International, Inc.	2.5%
7.	HSBC Holdings PLC	2.5%
8.	Nestle S.A.	2.2%
9.	HCA Holdings, Inc.	2.2%
10.	Samsung Electronics Co. Ltd., GDR, 144A	2.2%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 54. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	23

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Alpha Equity Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	99.7%
Cash Equivalents	0.4%

Sector Diversification
September 30, 2011
Financials	18.1%
Consumer Discretionary	16.4%
Information Technology	12.5%
Health Care	11.0%
Industrials	10.9%
Energy	8.9%
Consumer Staples	8.4%
Materials	8.1%
Telecommunication Services	2.9%
Utilities	2.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 54.

included stocks with high top-line growth, such as Gemalto and Apple, Inc., which have strong product offerings in their respective markets.

Market Outlook

With increased fears around the prospects for global growth, the market has clearly taken a more bearish stance over the summer. In reality, there has been very little change in fundamentals, and our view remains consistent.

As we have previously discussed, the U.S. is grappling with failing economic growth and an associated lack of job creation. In Europe, the sovereign debt crisis continues, with the eurozone struggling to stop contagion into structurally important countries such as Spain and Italy. Meanwhile, developing countries such as China, Brazil and India face an ongoing battle between growth, inflation and credit issues.

Following our recent review of the Fund’s strategy, we have made a number of changes to the portfolio. Our aim is to deliver a portfolio with optimum risk/reward characteristics, recognizing both the state of the current market and the long-term opportunities once we enter a more stable environment.

The main result of our review has been to refine the way we allocate risk in the portfolio. In particular, we resolved to increase the breadth of our exposure across the entire market, aiming for a broadly neutral exposure to beta and macro factors. This will mean an increase in proportional stock-specific risk relative to the preceding periods but is in line with the parameters of the mandate. We have also extended the stock list to 59 holdings as of September 30, 2011, which is higher than the typical range of 30–45 for this strategy.

It is important to stress that we do not intend to decrease the absolute risk levels within the portfolio. Instead, we aim to ensure that relative performance is more driven by individual investment cases rather than by oscillations between macro themes. These changes will likely optimize the balance between risk and reward in the current market environment. As conditions stabilize we expect to build more stock-specific risk in the portfolio.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – International Growth Equity Fund (the “Fund”)

September 30, 2011

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
International Growth Equity Fund — Class A (with load)	-25.45%	-17.64%	1.24%
(without load)	-20.90%	-12.59%	3.44%
International Growth Equity Fund — Class C (with load)	-22.15%	-13.22%	2.72%
(without load)	-21.15%	-13.22%	2.72%
International Growth Equity Fund — Class I	-20.80%	-12.33%	3.75%
MSCI EAFE Growth Index	-17.27%	-8.79%	8.52%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 8.90% for Class A, 10.21% for Class C, and 9.22% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.45% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	25

Management’s Discussion of Fund Performance

(Unaudited) – International Growth Equity Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	Nestle S.A.	4.2%
2.	Roche Holding AG	3.6%
3.	British American Tobacco PLC	3.5%
4.	Unilever NV	3.3%
5.	BHP Billiton PLC	3.2%
6.	SAP AG	2.4%
7.	BG Group PLC	2.2%
8.	Diageo PLC	2.2%
9.	Shire PLC	2.2%
10.	National Grid PLC	2.1%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 57. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

For the year ended September 30, 2011, Global equity markets experienced negative returns, mostly due to significant negative performance during the last quarter. Macro themes that dominated the headlines include the European debt crisis, the S&P’s downgrade of U.S. debt and new questions surrounding China’s growth, all of which contributed to market uncertainty and volatility. Other contributors to market uncertainty include the Federal Reserve’s lowered assessment of U.S. economic growth and the greater than expected impact from Japan’s natural disasters. The likelihood of a global slowdown has increased, leading many economists to lower gross domestic product (“GDP”) growth estimates. For the year ended September 30, 2011, growth outperformed value and developed markets outperformed emerging markets. From a risk factor standpoint, the portfolio exposure to momentum positively contributed to performance for the year but it was somewhat offset by the impact from volatility.

During the year ended September 30, 2011, the Fund returned -12.59% in terms of Net Asset Value per share, which underperformed it’s benchmark, the MSCI EAFE Growth Index return of -8.79% by 3.80%. On a sector basis, Consumer Staples, Industrials and Information Technology negatively impacted the portfolio while Telecommunications and Utilities contributed positively to performance. On a country basis, Canada, Germany and Italy detracted from performance, while Denmark, Finland and Israel contributed positively.

McKinley Capital sees improving opportunities in Canada and Japan, and in Consumer Discretionary securities. There are, however, relatively fewer opportunities in the United Kingdom and Switzerland, and in Industrials stocks. As always, we encourage your questions and comments.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Growth Equity Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	98.1%
Cash Equivalents	1.5%

Sector Diversification
September 30, 2011
Consumer Staples	16.6%
Industrials	15.7%
Materials	14.9%
Consumer Discretionary	14.8%
Financials	10.9%
Health Care	10.1%
Energy	5.8%
Information Technology	4.8%
Telecommunication Services	2.4%
Utilities	2.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 57.

Nomura Partners Funds	The World from Asia	:	27

Performance Summary (Unaudited) – International Equity Fund (the “Fund”)

September 30, 2011

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.94% for Class A, 10.00% for Class C, and 9.04% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.40% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/11

	6 Month*	1 Year	Since Inception (12/29/08)
International Equity Fund — Class A (with load)	-24.07%	-15.40%	4.67%
(without load)	-19.44%	-10.23%	6.94%
International Equity Fund — Class C (with load)	-20.77%	-10.90%	6.29%
(without load)	-19.77%	-10.90%	6.29%
International Equity Fund — Class I	-19.31%	-9.96%	7.36%
MSCI EAFE Index	-17.74%	-9.36%	7.92%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

International equity markets made positive progress for much of the year ended September 30, 2011 but a sharp change in atmosphere from July onwards meant that the year finished with a negative return. The MSCI EAFE Index (the “benchmark”) was down by 9.36% in U.S. dollar terms.

The primary cause of the shift in sentiment in July was partly due to worries about the possibility of another recession in the large developed economies and partly due to concerns about the development of the European sovereign debt problem. These were issues which had been in the mind of investors for some time, but the potential outcome suddenly appeared distinctly more negative in both cases. A range of economic data simultaneously gave the impression of a sharp slowdown in the U.S. and Europe, and fears grew that if Greece defaulted on its debt the fire would spread to Italy and Spain and become unmanageable.

Japan was the best-performing region by a wide margin, thanks to its perceived safe haven characteristics and the strength of the yen. Europe, unsurprisingly, was the weakest area, although Asia Pacific ex-Japan suffered a similar fate, engulfed by the panic about global growth.

From a sector point of view defensives enjoyed a strong advantage, with Consumer Staples, Healthcare and Telecommunications all beating the benchmark. Financials, Materials and Utilities were the weak spots.

The Fund declined in value by 10.23% in terms of Net Asset Value per share, underperforming the benchmark by 0.87%. Regional allocation had a positive effect, but this was more than counterbalanced by some negative impact from stock selection.

From a regional perspective we benefited from being overweight in Japan, a position we established very soon after the earthquake in March. We felt that the sharp collapse in the stock market over-estimated the economic impact of the disaster. Sensationalist reporting in the foreign press of the potential extent of the difficulties at the Fukushima nuclear plant played a large part in this.

The shift to Japan was funded by sales in Asia ex-Japan. These markets had been strong long term outperformers and major beneficiaries of the loose monetary policy and quantitative easing implemented by the U.S. and many other countries. We feared that inflation in the region might not prove so easy to control, that a soft landing for China was by no means certain, and that the Australian market was enjoying boom conditions (with high property prices and a high currency) which may not have lasted.

Towards the end of the Fund’s annual review period, however, we began to feel that the safe haven story was not going to support Japanese relative outperformance much further, unless there was as an additional significant downturn for markets overall. We cut the overweight in Japan by half and added to our positions in Peru.

When entering Peru in late June 2011 we were attracted by the market’s excessive fears about the policies likely to be followed by the new president Ollante Humala. We were confident that he would see Lula in Brazil as a

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2011
1.	The Japan Fund — Institutional Shares	24.4%
2.	Asia Pacific ex Japan Fund — Institutional Shares	6.9%
3.	Nestle S.A.	3.5%
4.	Novartis AG	3.3%
5.	Roche Holding AG	3.3%
6.	Credicorp Ltd.	3.0%
7.	Tesco PLC	2.8%
8.	iShares MSCI All Peru Capped Index Fund	2.5%
9.	Bouygues S.A.	2.4%
10.	Cookson Group PLC	2.2%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 60. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	29

Management’s Discussion of Fund Performance

(Unaudited) (continued) – International Equity Fund

Portfolio Summary

Asset Allocation
September 30, 2011
Equity Holdings	99.8%
Cash Equivalents	0.3%

Sector Diversification
September 30, 2011
Financials	48.7%
Consumer Discretionary	11.8%
Consumer Staples	10.4%
Health Care	7.9%
Industrials	6.7%
Energy	5.0%
Information Technology	3.1%
Materials	3.1%
Utilities	1.7%
Telecommunication Services	1.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 60.

model to try to emulate, rather than Chavez in Venezuela. The recovery potential we identified has been realized quite quickly, with a sharp outperformance of the MSCI EAFE Index by the Peruvian market, but we still think there are significant long-term attractions.

Stock selection in Europe was the main negative contributor to performance, especially due to holdings in the financials and materials sectors.

Market Outlook:

The sharp downturn in economic prospects and financial markets over the last quarter has taken us and many others by surprise. It now seems likely that the world economy will be under strong downward pressure over the next year or so and there is an increasing likelihood of recession or slow growth close to it.

The European sovereign debt problem has worsened and the complex political situation makes it difficult for a comprehensive solution to be found within a timescale acceptable to the markets.

Having said that, the movement in market prices already recognizes these problems and the chance of further significant declines, although present, seems small. We expect sentiment to remain volatile. More recent news on economic progress in the U.S. and on the possibility of a coordinated European action plan has been more encouraging but this could just as quickly turn negative once more.

The portfolio has a moderate bias towards market recovery, but not excessively so. At a regional level our overweighting of Japan since the March earthquake was helpful, and remained in place until the end of September. If general market conditions remain very poor then Japan is likely to be seen as an attractive safe haven but we think this view is reaching the end of its useful life.

Going forward, we intend to reduce Japan to slightly below benchmark and will likely add to Australia, mostly eliminating the negative stance we have had here. Australia had underperformed the MSCI EAFE Index sharply in September, largely on worries about a Chinese hard landing, but we think the movement was overdone. It is true that parts of the economy are heavily affected by world growth, and that the domestic economy has problems (e.g. property bubble) but we are comforted by the fact that the Australian authorities still have a full armory of monetary and fiscal weapons at their disposal, unlike many of their counterparts.

We are close to neutral in Europe. Within that we are overweight the core and underweight the periphery as we search for a few attractively priced opportunities.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

In Latin America we continue to like Peru. The new government hopes to achieve average gross domestic product growth of 6% over the next three years and yet inflation is expected to remain below 4% in 2011 and edge lower over the next couple of years. The long term story is about growing the middle class or middle income section of society, seeking to emulate the success of Brazil in this respect, which could provide the engine for strong and durable growth.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – The Japan Fund

as of September 30, 2011

Common Stocks 97.0%

	Shares	Value ($)
Consumer Discretionary 19.4%
Auto Components 4.7%
Aisan Industry Co. Ltd.	16,500	144,708
Aisin Seiki Co. Ltd.	35,400	1,176,093
Bridgestone Corp.	179,300	4,065,521
Denso Corp.	46,700	1,496,822
EXEDY Corp.	4,700	177,314
HI-LEX Corp.	11,600	184,765
Koito Manufacturing Co. Ltd.	64,000	1,007,684
Musashi Seimitsu Industry Co. Ltd.	13,700	329,053
NHK Spring Co. Ltd.	21,000	185,242
Nifco, Inc.	9,100	233,234
Piolax, Inc.	17,600	410,881
Press Kogyo Co. Ltd.	33,000	147,232
Sanden Corp.	47,000	163,353
Stanley Electric Co. Ltd.	8,300	125,370
Sumitomo Rubber Industries Ltd.	84,200	1,077,261
Takata Corp.	10,900	247,436
		11,171,969

Automobiles 3.6%
Daihatsu Motor Co. Ltd.	55,000	994,243
Honda Motor Co. Ltd.	141,100	4,137,050
Isuzu Motors Ltd.	539,000	2,307,802
Suzuki Motor Corp.	23,200	510,345
Toyota Motor Corp.	20,500	700,781
		8,650,221

Hotels, Restaurants & Leisure 1.5%
Oriental Land Co. Ltd.	34,200	3,649,512

Household Durables 3.8%
Alpine Electronics, Inc.	15,000	192,575
Hajime Construction Co. Ltd.	5,900	158,512
LEC, Inc.	11,500	232,471
Meiwa Estate Co. Ltd.	19,800	93,914
Panasonic Corp.	98,600	952,986
Rinnai Corp.	31,200	2,607,821
Sony Corp.	256,700	4,926,407
		9,164,686

Internet and Catalog Retail 1.0%
ASKUL Corp.	19,400	277,559
Rakuten, Inc.	1,766	2,062,277
		2,339,836

Leisure Equipment and Products 0.7%
Namco Bandai Holdings, Inc.	19,300	260,735

	Shares	Value ($)
Shimano, Inc.	20,500	1,084,089
Tamron Co. Ltd.	9,400	295,758
		1,640,582

Media 0.3%
Fuji Media Holdings, Inc.	182	261,043
SKY Perfect JSAT Holdings, Inc.	981	509,883
		770,926

Multiline Retail 1.4%
Don Quijote Co. Ltd.	3,200	114,372
Isetan Mitsukoshi Holdings Ltd.	154,200	1,556,145
Marui Group Co. Ltd.	34,500	259,251
Matsuya Co. Ltd.*	27,600	177,210
Parco Co. Ltd.	27,500	214,363
Ryohin Keikaku Co. Ltd.	19,500	1,077,466
		3,398,807

Specialty Retail 2.3%
AOYAMA Trading Co. Ltd.	12,500	216,190
Arc Land Sakamoto Co. Ltd.	11,600	229,253
Asahi Co. Ltd.	5,000	120,003
Bookoff Corp.	34,800	311,053
DCM Holdings Co. Ltd.	34,200	298,267
Fast Retailing Co. Ltd.	800	143,251
Geo Corp.	194	232,572
Komeri Co. Ltd.	10,700	349,852
Nitori Holdings Co. Ltd.	22,300	2,243,596
Point, Inc.	2,520	126,966
Shimachu Co. Ltd.	9,000	216,042
Xebio Co. Ltd.	43,700	1,109,756
		5,596,801

Textiles, Apparel and Luxury Goods 0.1%
ASICS Corp.	13,000	176,297
Total Consumer Discretionary		46,559,637

Consumer Staples 6.7%
Beverages 0.2%
Kirin Holdings Co. Ltd.	38,000	496,089

Food and Staples Retailing 2.2%
Arcs Co. Ltd.	20,500	409,770
CREATE SD HOLDINGS Co. Ltd.	10,000	232,747
GROWELL Holdings Co. Ltd.	12,650	292,335
Maxvalu Tokai Co. Ltd.	11,800	156,945
Okuwa Co. Ltd.	20,000	309,105
S Foods, Inc.	14,000	113,770

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Seven & I Holdings Co. Ltd.	115,100	3,231,092
Sugi Holdings Co. Ltd.	7,800	218,642
Yaoko Co. Ltd.	5,200	196,496
		5,160,902
Food Products 2.1%
Ajinomoto Co., Inc.	223,000	2,637,292
Fuji Oil Co. Ltd.	83,100	1,370,511
Nippon Suisan Kaisha Ltd.	79,700	300,816
Nisshin Oillio Group Ltd.	71,000	340,229
Warabeya Nichiyo Co. Ltd.	18,400	243,587
Yamazaki Baking Co. Ltd.	12,000	182,173
		5,074,608

Household Products 2.1%
Unicharm Corp.	102,900	4,939,041

Personal Products 0.1%
Dr Ci:Labo Co. Ltd.	54	348,148
Total Consumer Staples		16,018,788

Energy 1.2%
Energy Equipment and Services 0.3%
Modec, Inc.	34,800	615,262

Oil, Gas and Consumable Fuels 0.9%
INPEX Corp.	35	215,684
Itochu Enex Co. Ltd.	29,800	173,056
Japan Petroleum Exploration Co.	4,300	156,578
JX Holdings, Inc.	294,100	1,650,670
		2,195,988
Total Energy		2,811,250

Financials 12.1%
Capital Markets 0.2%
Monex Group, Inc.	2,614	404,147

Commercial Banks 6.8%
Bank of Kyoto Ltd.	22,000	195,675
Bank of Yokohama Ltd.	108,000	541,070
Chiba Bank Ltd.	40,000	276,798
Keiyo Bank Ltd.	74,000	399,717
Mitsubishi UFJ Financial Group, Inc.	1,427,600	6,416,448
Mizuho Financial Group, Inc.	723,700	1,045,268
Musashino Bank Ltd.	8,400	300,082
Resona Holdings, Inc.	112,100	530,759
Sumitomo Mitsui Financial Group, Inc.	219,100	6,183,462

	Shares	Value ($)
Sumitomo Mitsui Trust Holdings, Inc.	78,000	257,853
Suruga Bank Ltd.	19,000	184,744
		16,331,876

Consumer Finance 0.7%
Aeon Credit Service Co. Ltd.	105,400	1,616,729
Hitachi Capital Corp.	14,200	176,490
		1,793,219

Diversified Financial Services 1.0%
Fuyo General Lease Co. Ltd.	5,000	184,131
Japan Securities Finance Co. Ltd.	18,900	95,817
ORIX Corp.	27,790	2,165,672
Osaka Securities Exchange Co. Ltd.	22	100,645
		2,546,265

Insurance 1.4%
MS&AD Insurance Group Holdings, Inc.	34,600	749,911
NKSJ Holdings, Inc.	8,500	187,780
Sony Financial Holdings, Inc.	12,000	181,474
T&D Holdings, Inc.	44,100	415,065
Tokio Marine Holdings, Inc.	70,500	1,787,074
		3,321,304

Real Estate Management and Development 2.0%
Daibiru Corp.	28,000	196,147
Sumitomo Realty & Development Co. Ltd.	169,000	3,247,454
Tokyo Tatemono Co. Ltd.	143,000	434,159
Tokyu Land Corp.	241,000	865,494
		4,743,254
Total Financials		29,140,065

Health Care 4.8%
Health Care Equipment and Supplies 1.8%
Asahi Intecc Co. Ltd.	28,200	753,566
Nihon Kohden Corp.	9,000	242,015
Nikkiso Co. Ltd.	24,000	212,453
Terumo Corp.	62,200	3,235,105
		4,443,139

Health Care Providers and Services 0.1%
Ship Healthcare Holdings, Inc.	11,900	293,683

Health Care Technology 0.1%
M3, Inc.	24	119,184

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments – The Japan Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Pharmaceuticals 2.8%
Astellas Pharma, Inc.	93,100	3,512,232
Chugai Pharmaceutical Co. Ltd.	113,900	1,930,108
Kaken Pharmaceutical Co. Ltd.	8,000	111,648
Kyowa Hakko Kirin Co. Ltd.	77,000	857,347
Taisho Pharmaceutical Co. Ltd.	9,000	220,676
Torii Pharmaceutical Co. Ltd.	8,500	174,777
		6,806,788
Total Health Care		11,662,794

Industrials 22.7%
Air Freight and Logistics 0.9%
Kintetsu World Express, Inc.	10,600	302,177
Yamato Holdings Co. Ltd.	86,100	1,567,042
Yusen Logistics Co. Ltd.	18,100	239,467
		2,108,686

Building Products 2.3%
Asahi Glass Co. Ltd.	19,000	185,248
Bunka Shutter Co. Ltd.	59,000	181,651
Daikin Industries Ltd.	62,400	1,785,033
JS Group Corp.	73,400	2,055,971
Nippon Sheet Glass Co. Ltd.	61,000	136,244
Sanwa Holdings Corp.	153,000	501,290
Takasago Thermal Engineering Co. Ltd.	20,600	178,978
TOTO Ltd.	70,000	618,396
		5,642,811

Commercial Services and Supplies 0.7%
Daiseki Co. Ltd.	14,500	286,398
Moshi Moshi Hotline, Inc.	24,400	238,091
Park24 Co. Ltd.	14,300	176,379
Secom Co. Ltd.	11,100	533,673
Sohgo Security Services Co. Ltd.	45,000	504,717
		1,739,258

Construction and Engineering 0.7%
JGC Corp.	32,000	785,745
Kinden Corp.	26,000	224,001
MIRAIT Holdings Corp.	29,000	229,849
Obayashi Corp.	46,000	227,984
Taihei Dengyo Kaisha Ltd.	15,000	95,265
		1,562,844

	Shares	Value ($)
Electrical Equipment 3.7%
Mabuchi Motor Co. Ltd.	10,600	489,873
Mitsubishi Electric Corp.	457,000	4,047,378
Nidec Corp.	17,200	1,383,640
SEC Carbon Ltd.	22,000	97,893
Sumitomo Electric Industries Ltd.	249,700	2,921,765
		8,940,549

Industrial Conglomerates 0.1%
Nisshinbo Holdings, Inc.	21,000	182,574

Machinery 6.6%
Daifuku Co. Ltd.	41,500	222,439
Ebara Corp.	30,000	118,449
FANUC Corp.	16,800	2,313,003
Fuji Machine Manufacturing Co. Ltd.	14,000	247,748
Glory Ltd.	23,600	552,220
Hino Motors Ltd.	127,000	754,850
Hitachi Zosen Corp.	326,000	483,368
Kawasaki Heavy Industries Ltd.	101,000	257,060
Komatsu Ltd.	126,300	2,727,347
Komori Corp.	27,700	182,325
Kubota Corp.	111,000	886,913
Makita Corp.	47,600	1,695,440
Max Co. Ltd.	14,000	181,449
Minebea Co. Ltd.	42,000	140,950
Mitsubishi Heavy Industries Ltd.	618,000	2,598,818
Nabtesco Corp.	16,000	303,165
NGK Insulators Ltd.	15,000	225,897
NSK Ltd.	35,000	256,897
Oiles Corp.	20,200	396,715
SMC Corp.	7,300	1,065,986
Tsubakimoto Chain Co.	53,000	275,648
		15,886,687

Marine 0.3%
Nippon Yusen K.K.	272,000	734,296

Road and Rail 2.0%
East Japan Railway Co.	51,500	3,127,057
Fukuyama Transporting Co. Ltd.	37,000	224,991
Hamakyorex Co. Ltd.	19,600	602,632
Hitachi Transport System Ltd.	13,100	242,444
Nippon Express Co. Ltd.	63,000	268,324
Seino Holdings Co. Ltd.	36,000	292,276
		4,757,724

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies and Distributors 5.0%
Hanwa Co. Ltd.	75,000	337,969
ITOCHU Corp.	102,200	976,124
Marubeni Corp.	87,000	486,519
Mitsubishi Corp.	172,800	3,519,017
Mitsui & Co. Ltd.	358,900	5,194,730
MonotaRO Co. Ltd.	15,200	152,298
Nishio Rent All Co. Ltd.	17,100	111,113
Sumitomo Corp.	58,800	727,027
Toshin Group Co. Ltd.	8,200	208,117
Trusco Nakayama Corp.	14,100	289,538
		12,002,452

Transportation Infrastructure 0.4%
Mitsubishi Logistics Corp.	50,000	538,218
Mitsui-Soko Co. Ltd.	40,000	154,681
Nissin Corp.	59,000	147,037
Sumitomo Warehouse Co. Ltd.	46,000	211,970
		1,051,906
Total Industrials		54,609,787

Information Technology 13.7%
Communications Equipment 0.2%
Hitachi Kokusai Electric, Inc.	63,000	404,416

Computers and Peripherals 1.4%
Fujitsu Ltd.	220,000	1,036,390
Melco Holdings, Inc.	5,400	167,967
NEC Corp.*	526,000	1,068,507
Toshiba Corp.	255,000	1,039,822
		3,312,686

Electronic Equipment and Instruments 3.1%
Canon Electronics, Inc.	10,600	298,079
Daishinku Corp.	70,000	234,362
FUJIFILM Holdings Corp.	42,900	995,725
Hakuto Co. Ltd.	18,200	174,171
Hamamatsu Photonics K.K.	36,700	1,476,397
Hitachi High-Technologies Corp.	39,000	780,451
Iriso Electronics Co. Ltd.	3,300	54,569
Macnica, Inc.	2,500	53,356
Murata Manufacturing Co. Ltd.	8,300	447,817
Nichicon Corp.	11,800	142,123
Nihon Dempa Kogyo Co. Ltd.	17,200	191,560
Panasonic Electric Works SUNX Co. Ltd.	17,600	106,295

	Shares	Value ($)
Siix Corp.	53,000	688,463
TDK Corp.	30,100	1,047,471
Yamatake Corp.	8,100	173,196
Yaskawa Electric Corp.	72,000	543,102
		7,407,137

Electronic Equipment, Instruments & Components 4.2%
Alps Electric Co. Ltd.	26,700	204,506
Hitachi Ltd.	1,348,000	6,704,585
Keyence Corp.	7,300	1,998,769
Kyocera Corp.	8,800	735,111
Mitsumi Electric Co. Ltd.	8,400	56,008
Oki Electric Industry Co. Ltd.*	248,000	224,280
Taiyo Yuden Co. Ltd.	25,600	186,299
		10,109,558

Internet Software and Services 0.7%
F@N Communications, Inc.	204	292,576
Kakaku.com, Inc.	4,400	181,323
mixi, Inc.	50	179,596
Yahoo! Japan Corp.	3,127	971,499
		1,624,994

IT Services 0.6%
CAC Corp.	26,100	213,939
IT Holdings Corp.	42,800	413,232
Itochu Techno-Solutions Corp.	7,800	350,984
Nihon Unisys Ltd.	49,000	274,498
NTT Data Corp.	62	191,288
		1,443,941

Office Electronics 1.4%
Canon, Inc.	63,600	2,879,302
Ricoh Co. Ltd.	23,000	192,418
Toshiba TEC Corp.	66,000	246,875
		3,318,595

Semiconductors and Semiconductor Equipment 0.6%
Elpida Memory, Inc.*	35,200	220,342
Mimasu Semiconductor Industry Co. Ltd.	16,400	152,938
Rohm Co. Ltd.	3,700	192,304
Tokyo Electron Ltd.	21,800	987,516
		1,553,100

Software 1.5%
DTS Corp.	18,800	233,451
Nintendo Co. Ltd.	16,800	2,447,059

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments – The Japan Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
OBIC Business Consultants Co. Ltd.	6,400	368,277
Square Enix Holdings Co. Ltd.	35,800	643,367
		3,692,154
Total Information Technology		32,866,581

Materials 11.3%
Chemicals 7.6%
ADEKA Corp.	52,400	559,907
Arakawa Chemical Industries Ltd.	23,000	214,991
Asahi Kasei Corp.	22,000	132,041
C Uyemura & Co. Ltd.	7,800	280,958
Daicel Corp.	263,000	1,494,733
Hitachi Chemical Co. Ltd.	26,900	441,963
JSR Corp.	27,000	464,115
Kuraray Co. Ltd.	91,700	1,250,137
LINTEC Corp.	8,800	174,745
Mitsubishi Chemical Holdings Corp.	151,000	1,021,667
Mitsubishi Gas Chemical Co., Inc.	532,000	3,270,650
Nippon Shokubai Co. Ltd.	64,000	792,992
Sakai Chemical Industry Co. Ltd.	57,000	255,224
Sanyo Chemical Industries Ltd.	31,000	239,880
Shikoku Chemicals Corp.	39,000	230,368
Shin-Etsu Chemical Co. Ltd.	22,000	1,078,675
Showa Denko K.K.	530,000	1,043,520
Sumitomo Chemical Co. Ltd.	259,000	996,142
Taiyo Holdings Co. Ltd.	5,900	163,361
Taiyo Nippon Sanso Corp.	286,000	1,987,385
Tokai Carbon Co. Ltd.	41,000	203,375
Toray Industries, Inc.	43,000	301,338
Toyo Ink SC Holdings Co. Ltd.	66,000	260,106
Ube Industries Ltd.	472,000	1,564,975
		18,423,248

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.	42,000	140,994

Containers and Packaging 0.1%
FP Corp.	4,600	327,280

	Shares	Value ($)
Metals and Mining 3.0%
Chubu Steel Plate Co. Ltd.	31,700	170,158
Daido Steel Co. Ltd.	39,000	232,088
Dowa Holdings Co. Ltd.	90,000	499,374
Hitachi Metals Ltd.	15,000	172,030
JFE Holdings, Inc.	8,000	161,327
Kobe Steel Ltd.	293,000	490,638
Nippon Steel Corp.	66,000	188,919
Nisshin Steel Co. Ltd.	117,000	209,063
Osaka Steel Co. Ltd.	29,500	532,925
Sumitomo Metal Industries Ltd.	238,000	492,863
Sumitomo Metal Mining Co. Ltd.	253,000	3,353,523
Sumitomo Pipe & Tube Co. Ltd.	35,200	211,391
Toho Zinc Co. Ltd.	43,000	159,411
Yamato Kogyo Co. Ltd.	14,800	387,120
		7,260,830

Paper and Forest Products 0.5%
Daiken Corp.	33,000	111,895
OJI Paper Co. Ltd.	191,000	1,048,440
		1,160,335
Total Materials		27,312,687

Telecommunication Services 5.1%
Diversified Telecommunication Services 2.1%
Nippon Telegraph and Telephone Corp.	103,800	4,988,702

Wireless Telecommunication Services 3.0%
KDDI Corp.	65	446,425
NTT DoCoMo, Inc.	3,040	5,541,616
Softbank Corp.	44,000	1,288,008
		7,276,049
Total Telecommunication Services		12,264,751
Total Common Stocks (Cost $225,434,859)		233,246,340
Total Investments 97.0% (Cost $225,434,859)		233,246,340

Percentages are based on net assets of $240,573,909.

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2011

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$233,025,664	$220,676	$233,246,340
Total Investments	$—	$233,025,664	$220,676	$233,246,340

The security in the table above was a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at September 30, 2011. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2010	Accrued Premiums/ (Discounts)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers In	Transfers Out	Balance as of September 30, 2011
Common Stocks	$71,336	$—	$—	$16,802	$—	$(88,138)	$220,676	$—	$220,676
Total Investments	$71,336	$—	$—	$16,802	$—	$(88,138)	$220,676	$—	$220,676

The change in unrealized appreciation (depreciation) relating to the Level 3 security held at September 30, 2011 was $0.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2011

Common Stocks 85.6%

	Shares	Value ($)
Australia 18.7%
Commercial Services and Supplies 1.8%
Mineral Resources Ltd.	24,117	231,004

Metals and Mining 16.9%
BHP Billiton Ltd.	24,347	808,930
MacArthur Coal Ltd.	8,140	124,536
Newcrest Mining Ltd.	11,350	374,035
PanAust Ltd.*	122,497	293,122
Rio Tinto Ltd.	10,938	640,393
		2,241,016
Total Australia		2,472,020

China 8.8%
Automobiles 3.2%
Dongfeng Motor Group Co. Ltd. — H Shares	314,000	416,143

Health Care Equipment and Supplies 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. — H Shares	40,000	44,688

Internet Software and Services 1.7%
Tencent Holdings Ltd.	10,900	223,042

Personal Products 1.7%
Hengan International Group Co. Ltd.	28,500	225,126

Textiles, Apparel and Luxury Goods 1.9%
Belle International Holdings Ltd.	149,000	254,969
Total China		1,163,968

Hong Kong 9.6%
Commercial Banks 2.5%
BOC Hong Kong Holdings Ltd.	156,500	329,094

Hotels, Restaurants & Leisure 1.9%
SJM Holdings Ltd.	144,000	250,656

Real Estate Investment Trusts (REITs) 3.2%
Link	136,838	431,539

Real Estate Management and Development 2.0%
Sun Hung Kai Properties Ltd.	23,036	260,998
Total Hong Kong		1,272,287

	Shares	Value ($)
India 2.3%
IT Services 2.3%
Infosys Ltd., ADR	5,900	301,313
Total India		301,313

Indonesia 9.8%
Automobiles 1.3%
Astra International Tbk PT	25,000	176,571

Commercial Banks 1.5%
Bank Mandiri Tbk PT	290,000	202,521

Construction Materials 1.4%
Indocement Tunggal Prakarsa Tbk PT	114,000	179,277

Food Products 0.8%
BW Plantation Tbk PT	903,500	108,265

Oil, Gas and Consumable Fuels 1.4%
Adaro Energy Tbk PT	982,000	186,900

Tobacco 2.2%
Gudang Garam Tbk PT	49,000	287,179

Trading Companies and Distributors 1.2%
AKR Corporindo Tbk PT	609,500	163,122
Total Indonesia		1,303,835

Korea, Republic of 17.5%
Auto Components 4.4%
Hyundai Mobis	2,072	588,455

Chemicals 1.6%
LG Chem Ltd.	790	209,294

Construction and Engineering 3.9%
Samsung Engineering Co. Ltd.	2,703	523,792

Electronic Equipment and Instruments 0.6%
CrucialTec Co. Ltd.*	7,700	75,446

Machinery 1.4%
Hyundai Heavy Industries Co. Ltd.	790	183,122

Semiconductors and Semiconductor Equipment 5.6%
Samsung Electronics Co. Ltd.	1,062	743,945
Total Korea, Republic of		2,324,054

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Malaysia 1.4%
Airlines 1.4%
AirAsia BHD	197,100	179,463
Total Malaysia		179,463

Philippines 6.2%
Airlines 0.8%
Cebu Air, Inc.	63,330	102,504

Commercial Banks 2.0%
Metropolitan Bank & Trust	180,654	269,774

Industrial Conglomerates 2.0%
DMCI Holdings, Inc.	327,400	257,681

Real Estate Management and Development 0.8%
Ayala Land, Inc.	324,600	107,394

Transportation Infrastructure 0.6%
International Container Terminal Services, Inc.	79,750	84,538
Total Philippines		821,891

Taiwan 6.7%
Capital Markets 0.6%
Yuanta Financial Holding Co. Ltd.*	152,842	76,600

Communications Equipment 0.9%
HTC Corp.	5,250	115,338

Electronic Equipment, Instruments & Components 0.7%
HON HAI Precision Industry Co. Ltd.	39,928	89,132

Hotels, Restaurants & Leisure 0.4%
Formosa International Hotels Corp.	4,400	59,953

Insurance 0.3%
China Life Insurance Co. Ltd	38,325	36,049

Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.	52,718	193,681

Semiconductors and Semiconductor Equipment 2.4%
Kinsus Interconnect Technology Corp.	17,000	54,838

	Shares	Value ($)
Radiant Opto-Electronics Corp.	100,282	268,712
		323,550
Total Taiwan		894,303

Thailand 4.6%
Building Products 1.5%
Dynasty Ceramic PCL	120,000	196,880

Chemicals 1.0%
PTT Chemical PCL	42,000	133,762

Food and Staples Retailing 1.2%
CP ALL PCL	103,600	159,974

Multiline Retail 0.9%
Robinson Department Store PCL	111,200	120,733
Total Thailand		611,349
Total Common Stocks (Cost $11,843,881)		11,344,483

Participatory Notes 8.6%

India 8.6%
Automobiles 1.6%
Bajaj Auto Ltd., Issued by Royal Bank of Scotland NV, maturity date 06/29/12, 144A	6,969	218,561

Commercial Banks 1.2%
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturity date 05/26/15, 144A	16,765	160,084

Construction and Engineering 0.3%
Sadbhav Engineering Ltd., Issued by Royal Bank of Scotland NV, maturity date 06/29/12, 144A	14,570	39,270

Thrifts and Mortgage Finance 1.5%
Housing Development Finance Corp., Issued by Merrill Lynch International & Co., maturity date 08/19/15, 144A	15,000	196,294

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2011

Participatory Notes (continued)

	Shares	Value ($)
India (continued)
Tobacco 2.4%
ITC Ltd., Issued by JPMorgan International, maturity date 08/25/14, 144A	78,377	315,311

Wireless Telecommunication Services 1.6%
Bharti Airtel Ltd., Issued by Merrill Lynch International & Co., maturity date 02/08/16, 144A	26,700	206,076
Total India		1,135,596
Total Participatory Notes (Cost $1,136,565)		1,135,596

Short-Term Investment 0.3%

United States 0.3%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $35,522)	35,522	35,522
Total Short-Term Investment		35,522
Total Investments 94.5% (Cost $13,015,968)		12,515,601

Percentages are based on net assets of $13,245,821.

*	Non income-producing security.

(a)	Yield as of September 30, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $1,135,596 or 8.6% of net assets.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$912,663	$10,431,820	$—	$11,344,483
Participatory Notes	—	1,135,596	—	1,135,596
Short-Term Investment	—	35,522	—	35,522
Total Investments	$912,663	$11,602,938	$—	$12,515,601

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – India Fund

as of September 30, 2011

Common Stocks 94.1%

	Shares	Value ($)
Consumer Discretionary 6.5%
Automobiles 5.6%
Bajaj Auto Ltd.	12,500	390,448
Tata Motors Ltd.	55,000	170,215
		560,663

Media 0.9%
Zee Entertainment Enterprises Ltd.	40,000	94,922
Total Consumer Discretionary		655,585

Consumer Staples 9.0%
Food Products 2.0%
McLeod Russel India Ltd.	42,161	202,437

Tobacco 7.0%
ITC Ltd.	175,000	700,980
Total Consumer Staples		903,417

Energy 12.4%
Oil, Gas and Consumable Fuels 12.4%
Coal India Ltd.	52,000	350,087
Reliance Industries Ltd.	55,000	892,804
		1,242,891
Total Energy		1,242,891

Financials 23.3%
Commercial Banks 13.7%
HDFC Bank Ltd.	100,000	942,094
ICICI Bank Ltd.	25,000	439,387
		1,381,481

Diversified Financial Services 4.3%
Infrastructure Development Finance Co. Ltd.	98,000	217,065
Kotak Mahindra Bank Ltd.	23,000	211,869
		428,934

Real Estate Management and Development 0.4%
Nitesh Estates Ltd.	123,334	40,979

Thrifts and Mortgage Finance 4.9%
Housing Development Finance Corp. Ltd.	38,000	491,377
Total Financials		2,342,771

	Shares	Value ($)
Health Care 4.6%
Pharmaceuticals 4.6%
Dr. Reddy’s Laboratories Ltd.	15,500	463,734
Total Health Care		463,734

Industrials 11.1%
Building Products 2.1%
Sintex Industries Ltd.	82,000	212,148

Construction and Engineering 7.5%
Larsen & Toubro Ltd.	15,500	421,738
Sadbhav Engineering Ltd.	124,423	332,029
		753,767

Industrial Conglomerates 1.5%
Jaiprakash Associates Ltd.	100,000	146,002
Total Industrials		1,111,917

Information Technology 16.7%
IT Services 16.7%
Infosys Technologies Ltd.	20,000	1,012,731
Tata Consultancy Services Ltd.	32,500	670,708
		1,683,439
Total Information Technology		1,683,439

Materials 7.3%
Chemicals 2.1%
Asian Paints Ltd.	1,700	109,384
Godrej Industries Ltd.	25,000	98,533
		207,917
Metals and Mining 5.2%
Sterlite Industries India Ltd.	94,778	213,573
Tata Steel Ltd.	37,500	315,785
		529,358
Total Materials		737,275

Telecommunication Services 3.2%
Wireless Telecommunication Services 3.2%
Bharti Airtel Ltd.	42,000	319,575
Total Telecommunication Services		319,575
Total Common Stocks (Cost $9,949,411)		9,460,604

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments – India Fund

as of September 30, 2011

Short-Term Investment 1.6%

	Shares	Value ($)
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $163,236)	163,236	163,236
Total Short-Term Investment		163,236
Total Investments 95.7% (Cost $10,112,647)		9,623,840
Percentages are based on net assets of $10,058,934.

(a)	Yield as of September 30, 2011.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$9,460,604	$—	$9,460,604
Short-Term Investment	—	163,236	—	163,236
Total Investments	$—	$9,623,840	$—	$9,623,840

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2011

Common Stocks 92.9%

	Shares	Value ($)
China 24.0%
Commercial Banks 10.9%
Agricultural Bank of China Ltd. — H Shares	402,000	129,195
Bank of China Ltd. — H Shares	250,800	76,526
China Construction Bank Corp. — H Shares	633,790	378,187
Industrial & Commercial Bank of China Ltd. — H Shares	358,000	173,047
		756,955

Diversified Telecommunication Services 0.5%
China Communication Services Corp. Ltd. — H Shares	72,000	32,500

Food Products 1.1%
China Yurun Food Group Ltd.	73,000	77,978

Independent Power Producers and Energy Traders 1.9%
China Resources Power Holdings Co. Ltd.	88,000	131,471

Insurance 0.7%
China Life Insurance Co. Ltd. — H Shares	19,000	45,150

Machinery 2.4%
China National Materials Co. Ltd. — H Shares	469,000	165,066

Marine 0.2%
China Shipping Development Co. Ltd. — H Shares	18,000	11,157

Oil, Gas and Consumable Fuels 5.0%
China Petroleum & Chemical Corp. — H Shares	138,000	132,907
China Shenhua Energy Co. Ltd. — H Shares	24,500	95,997
PetroChina Co. Ltd. — H Shares	100,000	120,951
		349,855

Real Estate Management and Development 0.4%
China Vanke Co. Ltd. —B Shares	36,300	30,693

Textiles, Apparel and Luxury Goods 0.4%
Anta Sports Products Ltd.	25,000	28,445

	Shares	Value ($)
Transportation Infrastructure 0.5%
Jiangsu Expressway Co. Ltd. — H Shares	46,000	35,161
Total China		1,664,431

Hong Kong 37.6%
Commercial Banks 2.0%
BOC Hong Kong Holdings Ltd.	57,500	120,913
Hang Seng Bank Ltd.	1,700	19,921
		140,834

Construction and Engineering 1.9%
China Communications Construction Co. Ltd. — H Shares	207,000	132,152

Diversified Financial Services 0.4%
First Pacific Co. Ltd.	28,000	24,446

Diversified Telecommunication Services 1.0%
PCCW Ltd.	178,000	65,845

Electric Utilities 5.6%
CLP Holdings Ltd.	43,000	384,902

Hotels, Restaurants & Leisure 1.1%
China Travel International Investment Hong Kong Ltd.	70,000	8,995
SJM Holdings Ltd.	40,000	69,627
		78,622

Oil, Gas and Consumable Fuels 3.1%
CNOOC Ltd.	136,000	217,825

Pharmaceuticals 0.3%
United Laboratories International Holdings Ltd.	26,000	19,513

Real Estate Investment Trusts (REITs) 2.9%
Link	63,500	200,256

Real Estate Management and Development 8.5%
Cheung Kong Holdings Ltd.	21,000	224,809
China Overseas Land & Investment Ltd.	102,000	145,689
Hongkong Land Holdings Ltd.	9,000	39,846
Sun Hung Kai Properties Ltd.	5,079	57,545
Swire Pacific Ltd. — A Shares	12,000	123,985
		591,874

Specialty Retail 0.2%
Esprit Holdings Ltd.	13,700	16,709

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments – Greater China Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Textiles, Apparel and Luxury Goods 0.3%
Xtep International Holdings Ltd.	44,000	16,935

Wireless Telecommunication Services 10.3%
China Mobile Ltd.	73,500	717,270
Total Hong Kong		2,607,183

Taiwan 31.3%
Capital Markets 2.5%
Yuanta Financial Holding Co. Ltd.*	341,711	171,256

Chemicals 5.2%
Formosa Plastics Corp.	88,990	235,277
Taiwan Fertilizer Co. Ltd.	51,000	123,490
		358,767

Communications Equipment 3.1%
HTC Corp.	9,780	214,857

Computers and Peripherals 1.1%
Quanta Computer, Inc.	39,000	74,802

Construction and Engineering 0.8%
CTCI Corp.	44,000	52,761

Electronic Equipment, Instruments & Components 3.9%
HON HAI Precision Industry Co. Ltd.	77,800	173,675
Tripod Technology Corp.	14,430	37,439
WPG Holdings Co. Ltd.	54,736	62,763
		273,877

Hotels, Restaurants & Leisure 1.3%
Formosa International Hotels Corp.	6,655	90,679

Insurance 1.2%
Cathay Financial Holding Co. Ltd.	1,320	1,496
China Life Insurance Co. Ltd.	88,695	83,427
		84,923

	Shares	Value ($)
Leisure Equipment and Products 2.5%
Giant Manufacturing Co. Ltd.	47,520	174,584

Real Estate Management and Development 2.0%
Farglory Land Development Co. Ltd.	31,000	49,953
Prince Housing & Development Corp.	127,530	90,373
		140,326

Semiconductors and Semiconductor Equipment 7.7%
CHIPBOND Technology Corp.	92,000	82,801
Kinsus Interconnect Technology Corp.	23,000	74,192
Radiant Opto-Electronics Corp.	55,575	148,917
RichTek Technology Corp.	400	1,854
Taiwan Semiconductor Manufacturing Co. Ltd.	101,629	230,267
		538,031
Total Taiwan		2,174,863
Total Common Stocks (Cost $6,729,782)		6,446,477

Short-Term Investment 0.3%

United States 0.3%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $22,300)	22,300	22,300
Total Short-Term Investment		22,300
Total Investments 93.2% (Cost $6,752,082)		6,468,777

Percentages are based on net assets of $6,941,022.

*	Non income-producing security.

(a)	Yield as of September 30, 2011.

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2011

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$6,446,477	$—	$6,446,477
Short-Term Investment	—	22,300	—	22,300
Total Investments	$—	$6,468,777	$—	$6,468,777

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments – Global Equity Income Fund

as of September 30, 2011

Common Stocks 97.9%

	Shares	Value ($)
Australia 5.7%
Beverages 0.5%
Coca-Cola Amatil Ltd.	2,880	32,952

Commercial Banks 0.8%
Westpac Banking Corp.	2,816	54,124

Diversified Telecommunication Services 0.8%
Telstra Corp. Ltd.	17,455	52,023

Metals and Mining 1.8%
BHP Billiton Ltd.	3,556	118,148

Real Estate Investment Trusts (REITs) 1.8%
Stockland	7,073	19,674
Westfield Group	8,844	65,479
Westfield Retail Trust	16,909	39,225
		124,378
Total Australia		381,625

Brazil 1.1%
Electric Utilities 0.2%
Light S.A.	1,300	17,105

Metals and Mining 0.7%
Vale S.A., ADR	2,100	47,880

Tobacco 0.2%
Souza Cruz SA	1,200	12,075
Total Brazil		77,060

Canada 0.8%
Commercial Banks 0.8%
Bank of Nova Scotia	1,026	51,618
Total Canada		51,618

Chile 0.6%
Commercial Banks 0.6%
Banco de Chile, ADR	300	20,955
Banco Santander Chile, ADR	300	22,044
		42,999
Total Chile		42,999

China 1.5%
Wireless Telecommunication Services 1.5%
China Mobile Ltd.	10,000	97,588
Total China		97,588

	Shares	Value ($)
France 7.0%
Diversified Telecommunication Services 0.4%
France Telecom S.A.	1,803	29,565

Insurance 1.0%
SCOR SE	3,040	65,538

Multi-Utilities 1.5%
GDF Suez	1,574	47,021
Veolia Environnement S.A.	3,471	50,692
		97,713

Oil, Gas and Consumable Fuels 2.0%
Total S.A.	3,052	134,565

Pharmaceuticals 2.1%
Sanofi	2,192	143,924
Total France		471,305

Germany 1.0%
Automobiles 0.3%
Daimler AG	464	20,553

Chemicals 0.2%
BASF SE	277	16,807

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG	2,774	32,631
Total Germany		69,991

Hong Kong 1.1%
Communications Equipment 0.6%
VTech Holdings Ltd.	4,500	41,311

Real Estate Investment Trusts (REITs) 0.5%
Link	9,563	30,158
Total Hong Kong		71,469

Ireland 0.5%
Construction Materials 0.5%
CRH PLC	447	6,894
CRH PLC	1,669	26,044
		32,938
Total Ireland		32,938

Israel 0.5%
Diversified Telecommunication Services 0.5%
Bezeq Israeli Telecommunication Corp. Ltd.	16,390	30,727
Total Israel		30,727

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Italy 1.2%
Electric Utilities 0.7%
Terna — Rete Elettrica Nazionale SpA	12,279	45,548

Gas Utilities 0.5%
Snam Rete Gas SpA	8,221	37,949
Total Italy		83,497

Japan 6.8%
Chemicals 0.6%
Shin-Etsu Chemical Co. Ltd.	800	39,225

Commercial Banks 0.6%
Mitsubishi UFJ Financial Group, Inc.	9,500	42,699

Commercial Services and Supplies 0.5%
Secom Co. Ltd.	700	33,655

Diversified Consumer Services 0.5%
Benesse Holdings, Inc.	800	35,244

Food and Staples Retailing 0.3%
Lawson, Inc.	300	16,956

Metals and Mining 0.6%
Sumitomo Metal Mining Co. Ltd.	3,000	39,765

Office Electronics 1.0%
Canon, Inc.	1,500	67,908

Pharmaceuticals 0.5%
Tsumura & Co.	1,000	31,868

Road and Rail 0.4%
East Japan Railway Co.	500	30,360

Software 0.4%
Trend Micro, Inc.	900	28,092

Trading Companies and Distributors 0.9%
Mitsubishi Corp.	3,000	61,094

Wireless Telecommunication Services 0.5%
NTT DoCoMo, Inc.	17	30,989
Total Japan		457,855

Malaysia 0.8%
Commercial Banks 0.1%
Public Bank Bhd	2,600	10,022

	Shares	Value ($)
Wireless Telecommunication Services 0.7%
Axiata Group Bhd	31,100	44,450
Total Malaysia		54,472

Mexico 1.4%
Household Products 1.0%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	12,600	64,279

Metals and Mining 0.4%
Grupo Mexico SAB de C.V. — Series B	11,700	27,671
Total Mexico		91,950

Russia 0.7%
Oil, Gas and Consumable Fuels 0.7%
Gazprom OAO, ADR	4,990	47,654
Total Russia		47,654

Singapore 1.1%
Industrial Conglomerates 0.4%
Keppel Corp. Ltd.	4,300	25,188

Real Estate Investment Trusts (REITs) 0.3%
CapitaMall Trust	16,000	22,218

Wireless Telecommunication Services 0.4%
StarHub Ltd.	13,000	28,287
Total Singapore		75,693

Spain 2.2%
Commercial Banks 1.3%
Banco Santander S.A.	10,531	86,092

Diversified Telecommunication Services 0.9%
Telefonica S.A.	3,078	59,009

Machinery NM%
Zardoya Otis S.A.	69	880
Total Spain		145,981

Sweden 1.1%
Machinery 0.6%
Atlas Copco AB — B Shares	1,091	17,115
Sandvik AB	1,719	19,747
		36,862

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments – Global Equity Income Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Sweden (continued)
Paper and Forest Products 0.5%
Svenska Cellulosa AB — B Shares	2,807	34,129
Total Sweden		70,991

Switzerland 5.2%
Food Products 1.0%
Nestle S.A.	1,166	64,095

Insurance 0.9%
Zurich Financial Services AG	303	62,729

Pharmaceuticals 3.0%
Novartis AG	1,935	107,992
Roche Holding AG	575	92,507
		200,499

Semiconductors and Semiconductor Equipment 0.3%
STMicroelectronics NV	3,165	20,680
Total Switzerland		348,003

Taiwan 1.2%
Metals and Mining 0.6%
China Steel Corp.	40,660	39,519

Semiconductors and Semiconductor Equipment 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	19,079	43,228
Total Taiwan		82,747

United Kingdom 12.1%
Commercial Banks 1.9%
HSBC Holdings PLC	16,626	126,712

Food and Staples Retailing 1.0%
Tesco PLC	12,000	70,193

Food Products 0.3%
Unilever PLC	628	19,673

Insurance NM%
Aviva PLC	128	605

Media 1.5%
Pearson PLC	2,830	49,812
Reed Elsevier PLC	6,673	50,836
		100,648

	Shares	Value ($)
Oil, Gas and Consumable Fuels 3.7%
BP PLC	25,904	155,370
Royal Dutch Shell PLC — A Shares	33	1,023
Royal Dutch Shell PLC — B Shares	2,871	89,173
		245,566

Pharmaceuticals 1.6%
GlaxoSmithKline PLC	5,217	107,713

Tobacco 1.4%
British American Tobacco PLC	2,237	94,815

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	19,120	49,374
Total United Kingdom		815,299

United States 44.3%
Aerospace and Defense 3.0%
General Dynamics Corp.	700	39,823
Lockheed Martin Corp.	600	43,584
Northrop Grumman Corp.	700	36,512
Raytheon Co.	1,000	40,870
The Boeing Co.	300	18,153
United Technologies Corp.	300	21,108
		200,050

Air Freight and Logistics 1.1%
United Parcel Service, Inc. — Class B	1,200	75,780

Beverages 2.8%
Coca-Cola Co.	1,700	114,852
Dr. Pepper Snapple Group, Inc.	1,900	73,682
		188,534

Chemicals 1.4%
E. I. du Pont de Nemours & Co.	1,800	71,946
The Dow Chemical Co.	900	20,214
		92,160

Commercial Banks 1.6%
M&T Bank Corp.	500	34,950
U.S. Bancorp	2,100	49,434
Wells Fargo & Co.	1,100	26,532
		110,916

Commercial Services and Supplies 0.6%
Republic Services, Inc.	1,400	39,284

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Distributors 0.4%
Genuine Parts Co.	600	30,480

Diversified Financial Services 0.2%
JPMorgan Chase & Co.	400	12,048

Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,500	42,780
CenturyLink, Inc.	1,400	46,368
Verizon Communications, Inc.	1,200	44,160
		133,308

Electric Utilities 2.6%
Duke Energy Corp.	3,100	61,969
Exelon Corp.	800	34,088
Southern Co.	1,800	76,266
		172,323

Electrical Equipment 0.9%
Emerson Electric Co.	1,500	61,965

Electronic Equipment, Instruments & Components 0.3%
Molex, Inc.	1,000	20,370

Food and Staples Retailing 1.0%
Sysco Corp.	2,600	67,340

Food Products 0.7%
HJ Heinz Co.	1,000	50,480

Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	700	29,925
McDonald’s Corp.	700	61,474
		91,399

Household Products 1.5%
Procter & Gamble Co.	1,600	101,088

Insurance 1.5%
Aflac, Inc.	1,900	66,405
Arthur J Gallagher & Co.	1,300	34,190
		100,595

IT Services 1.5%
Automatic Data Processing, Inc.	1,300	61,295
Paychex, Inc.	1,600	42,192
		103,487

Leisure Equipment and Products 0.6%
Mattel, Inc.	1,500	38,835

	Shares	Value ($)
Machinery 0.3%
Illinois Tool Works, Inc.	500	20,800

Media 0.2%
The McGraw-Hill Cos., Inc.	400	16,400

Metals and Mining 1.1%
Nucor Corp.	2,400	75,936

Multi-Utilities 1.1%
Consolidated Edison, Inc.	600	34,212
Wisconsin Energy Corp.	1,300	40,677
		74,889

Oil, Gas and Consumable Fuels 4.1%
Chevron Corp.	1,500	138,780
Exxon Mobil Corp.	1,900	137,997
		276,777

Pharmaceuticals 5.3%
Abbott Laboratories	1,200	61,368
Bristol-Myers Squibb Co.	1,300	40,794
Johnson & Johnson	1,500	95,565
Merck & Co., Inc.	4,800	157,008
		354,735

Real Estate Investment Trusts (REITs) 0.7%
Corporate Office Properties Trust	1,100	23,958
Washington Real Estate Investment Trust	800	22,544
		46,502

Semiconductors and Semiconductor Equipment 1.4%
Intel Corp.	1,000	21,330
KLA-Tencor Corp.	400	15,312
Microchip Technology, Inc.	1,800	55,998
		92,640

Software 0.6%
Microsoft Corp.	1,500	37,335

Specialty Retail 0.3%
Home Depot, Inc.	600	19,722

Thrifts and Mortgage Finance 0.3%
People’s United Financial, Inc.	1,600	18,240

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments – Global Equity Income Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Tobacco 3.8%
Altria Group, Inc.	5,200	139,412
Lorillard, Inc.	200	22,140
Philip Morris International, Inc.	1,500	93,570
		255,122
Total United States		2,979,540
Total Common Stocks (Cost $6,395,475)		6,581,002

Short-Term Investment 0.2%

	Shares	Value ($)
United States 0.2%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $16,601)	16,601	16,601
Total Short-Term Investment		16,601
Total Investments 98.1% (Cost $6,412,076)		6,597,603

Percentages are based on net assets of $6,724,725.

(a)	Yield as of September 30, 2011.

ADR — American Depositary Receipt.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,290,821	$3,290,181	$—	$6,581,002
Short-Term Investment	—	16,601	—	16,601
Total Investments	$3,290,821	$3,306,782	$—	$6,597,603

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2011

Common Stocks 79.0%

	Shares	Value ($)
Brazil 9.7%
Commercial Banks 2.1%
Banco do Brasil S.A.	14,300	188,918

Food Products 1.5%
Cosan SA Industria e Comercio	11,100	141,506

Household Durables 1.3%
PDG Realty S.A. Empreendimentos e Participacoes	35,900	117,041

Road and Rail 2.0%
Localiza Rent a Car S.A.	13,800	182,752

Specialty Retail 1.1%
Cia Hering	6,100	101,902

Wireless Telecommunication Services 1.7%
Tim Participacoes S.A.	32,679	151,207
Total Brazil		883,326

China 6.5%
Commercial Banks 2.3%
Industrial & Commercial Bank of China Ltd. — H Shares	430,180	207,937

Computers and Peripherals 2.9%
Lenovo Group Ltd.	402,000	268,793

Electrical Equipment 1.3%
Dongfang Electric Corp. Ltd. — Class H	46,800	120,484
Total China		597,214

Hong Kong 4.7%
Hotels, Restaurants & Leisure 0.9%
SJM Holdings Ltd.	46,000	80,071

Insurance 1.1%
China Taiping Insurance Holdings Co. Ltd.*	53,000	102,126

Oil, Gas and Consumable Fuels 2.7%
CNOOC Ltd.	155,000	248,256
Total Hong Kong		430,453

	Shares	Value ($)
India 2.0%
IT Services 2.0%
Infosys Technologies Ltd., ADR	3,500	178,745
Total India		178,745

Indonesia 2.1%
Commercial Banks 2.1%
Bank Mandiri Tbk PT	282,000	196,934
Total Indonesia		196,934

Korea, Republic of 14.9%
Auto Components 2.9%
Hyundai Mobis	941	267,247

Commercial Banks 1.6%
Industrial Bank of Korea	13,020	146,415

Construction and Engineering 1.4%
Samsung Engineering Co. Ltd.	672	130,221

Electronic Equipment, Instruments & Components 0.9%
LG Display Co. Ltd.	4,760	77,948

Insurance 2.0%
Korean Reinsurance Co.	16,080	184,623

Semiconductors and Semiconductor Equipment 6.1%
Samsung Electronics Co. Ltd., GDR, 144A	1,552	550,805
Total Korea, Republic of		1,357,259

Malaysia 4.7%
Commercial Banks 1.7%
CIMB Group Holdings Bhd	70,600	153,123

Wireless Telecommunication Services 3.0%
Axiata Group Bhd	191,525	273,741
Total Malaysia		426,864

Mexico 6.5%
Chemicals 2.2%
Mexichem SAB de C.V.	67,200	202,059

Commercial Banks 1.6%
Grupo Financiero Banorte SAB de C.V.	50,100	148,077

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Mexico (continued)
Wireless Telecommunication Services 2.7%
America Movil SAB de C.V. — Series L	228,200	251,920
Total Mexico		602,056

Netherlands 1.0%
Food and Staples Retailing 1.0%
X5 Retail Group NV, GDR, 144A*	3,200	87,829
Total Netherlands		87,829

Peru 3.5%
Commercial Banks 2.3%
Credicorp Ltd.	2,300	212,060

Metals and Mining 1.2%
Cia de Minas Buenaventura S.A., ADR	2,800	105,672
Total Peru		317,732

Russia 7.2%
Metals and Mining 1.4%
Mechel, ADR	12,200	124,318

Oil, Gas and Consumable Fuels 4.5%
Gazprom OAO, ADR	27,344	261,135
LUKOIL OAO, ADR	3,070	154,084
		415,219

Pharmaceuticals 1.3%
Pharmstandard — S Shares, GDR, 144A*	6,300	120,393
Total Russia		659,930

South Africa 5.3%
Pharmaceuticals 2.8%
Aspen Pharmacare Holdings Ltd.	22,447	253,202

Wireless Telecommunication Services 2.5%
MTN Group Ltd.	13,831	226,287
Total South Africa		479,489

Taiwan 5.4%
Commercial Banks 1.0%
Chinatrust Financial Holding Co. Ltd.	161,240	91,707

	Shares	Value ($)
Computers and Peripherals 1.6%
Wistron Corp.	131,243	146,968

Semiconductors and Semiconductor Equipment 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,132	252,969
Total Taiwan		491,644

Thailand 3.3%
Commercial Banks 1.7%
Kasikornbank PCL, NVDR	43,000	159,015

Food and Staples Retailing 1.6%
CP ALL PCL	93,600	144,533
Total Thailand		303,548

Turkey 2.2%
Commercial Banks 2.2%
Turkiye Garanti Bankasi AS	52,844	204,885
Total Turkey		204,885
Total Common Stocks (Cost $7,216,420)		7,217,908

Preferred Stocks 11.2%

Brazil 11.2%
Commercial Banks 1.9%
Itau Unibanco Holding S.A., ADR	11,554	178,510

Independent Power Producers and Energy Traders 1.6%
AES Tiete S.A.	11,600	144,981

Metals and Mining 3.7%
Vale S.A. — A Shares	16,132	336,582

Oil, Gas and Consumable Fuels 4.0%
Petroleo Brasileiro S.A.	35,900	364,680
Total Brazil		1,024,753
Total Preferred Stocks (Cost $1,149,433)		1,024,753

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2011

Participatory Notes 4.6%

	Shares	Value ($)
India 4.6%
Automobiles 1.3%
Maruti Suzuki India Ltd., Issued by Morgan Stanley Asia Products, maturity date 08/11/14, 144A	5,180	114,203

Diversified Financial Services 1.4%
Infrastructure Development Finance Co. Ltd., Issued by JPMorgan International, maturity date 01/24/13, 144A	40,155	90,846
Infrastructure Development Finance Co. Ltd., Issued by Morgan Stanley Asia Products, maturity date 03/18/14, 144A	18,259	41,170
		132,016

Metals and Mining 1.9%
Tata Steel Ltd., Issued by Morgan Stanley Asia Products, maturity date 12/28/12, 144A	20,922	177,124
Total India		423,343
Total Participatory Notes (Cost $582,927)		423,343

Short-Term Investment 5.2%

	Shares	Value ($)
United States 5.2%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $473,037)	473,037	473,037
Total Short-Term Investment		473,037
Total Investments 100.0% (Cost $9,421,817)		9,139,041

Percentages are based on net assets of $9,135,930.

*	Non income-producing security.

(a)	Yield as of September 30, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $1,182,370 or 12.9% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,469,703	$3,748,205	$—	$7,217,908
Preferred Stocks	1,024,753	—	—	1,024,753
Participatory Notes	—	423,343	—	423,343
Short-Term Investment	—	473,037	—	473,037
Total Investments	$4,494,456	$4,644,585	$—	$9,139,041

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2011

Common Stocks 98.2%

	Shares	Value ($)
Brazil 1.3%
Wireless Telecommunication Services 1.3%
Tim Participacoes S.A., ADR	3,007	70,845
Total Brazil		70,845

China 3.4%
Electrical Equipment 1.0%
Dongfang Electric Corp. Ltd. — Class H	22,800	58,697

Gas Utilities 1.3%
ENN Energy Holdings Ltd.	22,000	71,598

Real Estate Management and Development 1.1%
Country Garden Holdings Co.	238,000	64,684
Total China		194,979

Denmark 1.3%
Beverages 1.3%
Carlsberg A/S — B Shares	1,256	74,501
Total Denmark		74,501

France 4.4%
Aerospace and Defense 1.2%
Safran S.A.	2,152	66,109

Commercial Banks 1.6%
BNP Paribas S.A.	2,324	91,989

Electrical Equipment 1.6%
Schneider Electric S.A.	1,748	94,110
Total France		252,208

Germany 2.1%
Automobiles 2.1%
Daimler AG	2,754	121,986
Total Germany		121,986

Hong Kong 4.9%
Hotels, Restaurants & Leisure 1.5%
SJM Holdings Ltd.	48,000	83,552

Insurance 2.0%
AIA Group Ltd.	41,000	116,566

Real Estate Management and Development 1.4%
Sun Hung Kai Properties Ltd.	7,000	79,310
Total Hong Kong		279,428

	Shares	Value ($)
Israel 1.0%
Software 1.0%
Check Point Software Technologies Ltd.*	1,100	58,036
Total Israel		58,036

Japan 8.6%
Automobiles 2.2%
Toyota Motor Corp.	3,600	123,064

Commercial Banks 2.1%
Mitsubishi UFJ Financial Group, Inc.	26,600	119,556

Household Durables 1.3%
Sekisui House Ltd.	8,000	75,400

Machinery 1.4%
FANUC Corp.	600	82,607

Wireless Telecommunication Services 1.6%
NTT DoCoMo, Inc.	49	89,322
Total Japan		489,949

Korea, Republic of 2.2%
Semiconductors and Semiconductor Equipment 2.2%
Samsung Electronics Co. Ltd., GDR, 144A	351	124,570
Total Korea, Republic of		124,570

Netherlands 2.7%
Computers and Peripherals 1.8%
Gemalto NV	2,160	102,975

Food and Staples Retailing 0.9%
X5 Retail Group NV, GDR, 144A*	1,900	52,149
Total Netherlands		155,124

Norway 1.4%
Commercial Banks 1.4%
DnB NOR ASA	8,000	79,866
Total Norway		79,866

Russia 1.3%
Oil, Gas and Consumable Fuels 1.3%
Gazprom OAO, ADR	7,852	74,986
Total Russia		74,986

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
South Africa 1.0%
Metals and Mining 1.0%
Harmony Gold Mining Co. Ltd.	4,853	56,987
Total South Africa		56,987

Switzerland 9.2%
Chemicals 1.9%
Syngenta AG*	423	109,582

Energy Equipment and Services 1.5%
Weatherford International Ltd.*	7,100	86,691

Food Products 2.2%
Nestle S.A.	2,322	127,641

Industrial Conglomerates 1.8%
Tyco International Ltd.	2,500	101,875

Textiles, Apparel and Luxury Goods 1.8%
Cie Financiere Richemont S.A.	2,236	99,258
Total Switzerland		525,047

United Kingdom 9.7%
Commercial Banks 2.5%
HSBC Holdings PLC	18,377	140,058

Commercial Services and Supplies 1.3%
Serco Group PLC	9,456	74,922

Media 1.7%
Pearson PLC	5,446	95,857

Metals and Mining 1.3%
Rio Tinto PLC	1,648	72,784

Oil, Gas and Consumable Fuels 1.4%
Royal Dutch Shell PLC — B Shares	2,644	82,122

Pharmaceuticals 1.5%
GlaxoSmithKline PLC	4,214	87,004
Total United Kingdom		552,747

United States 43.7%
Chemicals 3.9%
Calgon Carbon Corp.*	7,700	112,189
Praxair, Inc.	1,200	112,176
		224,365

Commercial Banks 2.1%
Fifth Third Bancorp	11,800	119,180

	Shares	Value ($)
Computers and Peripherals 2.8%
Apple, Inc.*	416	158,571

Diversified Financial Services 2.6%
JPMorgan Chase & Co.	5,032	151,564

Health Care Equipment and Supplies 1.8%
Baxter International, Inc.	1,800	101,052

Health Care Providers and Services 5.8%
CIGNA Corp.	2,200	92,268
DaVita, Inc.*	1,800	112,806
HCA Holdings, Inc.*	6,219	125,375
		330,449

Hotels, Restaurants & Leisure 2.6%
McDonald’s Corp.	1,689	148,328

Industrial Conglomerates 1.4%
Danaher Corp.	1,900	79,686

Insurance 1.3%
AON Corp.	1,824	76,571

IT Services 2.6%
International Business Machines Corp.	851	148,951

Machinery 1.2%
Caterpillar, Inc.	900	66,456

Media 1.6%
DIRECTV — Class A*	2,200	92,950

Multi-Utilities 1.2%
Sempra Energy	1,300	66,950

Oil, Gas and Consumable Fuels 4.7%
Apache Corp.	1,500	120,360
Chevron Corp.	1,600	148,032
		268,392

Pharmaceuticals 1.9%
Pfizer, Inc.	6,000	106,080

Software 2.1%
ANSYS, Inc.*	2,400	117,696

Textiles, Apparel and Luxury Goods 1.6%
Ralph Lauren Corp.	700	90,790

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Tobacco 2.5%
Philip Morris International, Inc.	2,300	143,474
Total United States		2,491,505
Total Common Stocks (Cost $6,255,652)		5,602,764

Preferred Stocks 1.5%

Germany 1.5%
Henkel AG & Co. KGaA	1,656	87,993
Total Germany		87,993
Total Preferred Stocks (Cost $116,875)		87,993

Short-Term Investment 0.4%

United States 0.4%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $22,925)	22,925	22,925
Total Short-Term Investment		22,925
Total Investments 100.1% (Cost $6,395,452)		5,713,682

Percentages are based on net assets of $5,707,642.

*	Non income-producing security.

(a)	Yield as of September 30, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $176,719 or 3.1% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,008,508	$2,594,256	$—	$5,602,764
Preferred Stocks	—	87,993	—	87,993
Short-Term Investment	—	22,925	—	22,925
Total Investments	$3,008,508	$2,705,174	$—	$5,713,682

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2011

Common Stocks 98.1%

	Shares	Value ($)
Australia 6.3%
Diversified Telecommunication Services 1.3%
Telstra Corp. Ltd.	24,700	73,616

Food Products 1.3%
GrainCorp Ltd.	10,410	71,578

Metals and Mining 2.7%
Iluka Resources Ltd.	4,360	50,976
Rio Tinto Ltd.	1,715	100,409
		151,385

Real Estate Management and Development 1.0%
Lend Lease Group	7,890	52,863
Total Australia		349,442

Canada 4.3%
Metals and Mining 1.8%
Goldcorp, Inc.	1,400	63,896
Lundin Mining Corp.*	10,900	37,966
		101,862

Oil, Gas and Consumable Fuels 2.5%
Enbridge, Inc.	2,290	73,099
MEG Energy Corp.*	1,735	64,175
		137,274
Total Canada		239,136

Denmark 0.9%
Pharmaceuticals 0.9%
Novo Nordisk A/S — B Shares	510	50,700
Total Denmark		50,700

Finland 1.1%
Insurance 1.1%
Sampo Oyj — A Shares	2,355	58,983
Total Finland		58,983

France 1.0%
Building Products 1.0%
Cie de St-Gobain	1,440	55,000
Total France		55,000

Germany 11.2%
Automobiles 1.7%
Bayerische Motoren Werke AG	1,410	93,427

	Shares	Value ($)
Chemicals 1.5%
Linde AG	635	84,692

Food Products 1.1%
Suedzucker AG	2,070	58,735

Health Care Providers and Services 1.2%
Fresenius Medical Care AG & Co. KGaA	970	65,717

Industrial Conglomerates 1.8%
Siemens AG	1,080	97,569

Machinery 0.8%
GEA Group AG	2,000	46,731

Software 2.4%
SAP AG	2,590	132,026

Transportation Infrastructure 0.7%
Fraport AG	700	40,849
Total Germany		619,746

Hong Kong 5.6%
Hotels, Restaurants & Leisure 1.6%
Sands China Ltd.*	24,400	56,120
Wynn Macau Ltd.	14,800	34,010
		90,130

Industrial Conglomerates 1.1%
Jardine Matheson Holdings Ltd.	1,300	58,760

Insurance 1.9%
AIA Group Ltd.	37,400	106,331

Specialty Retail 1.0%
Luk Fook Holdings International Ltd.	19,000	54,383
Total Hong Kong		309,604

Italy 3.6%
Auto Components 1.2%
Pirelli & C. SpA	9,470	67,202

Automobiles 1.0%
Piaggio & C. SpA	17,605	56,334

Energy Equipment and Services 1.1%
Saipem SpA	1,670	58,555

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Schedule of Investments – International Growth Equity Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
Italy (continued)
Textiles, Apparel and Luxury Goods 0.3%
Tod’s SpA	223	18,764
Total Italy		200,855

Japan 18.8%
Air Freight and Logistics 2.0%
Yamato Holdings Co. Ltd.	6,000	109,201

Automobiles 1.6%
Nissan Motor Co. Ltd.	10,300	91,024

Chemicals 1.8%
Toray Industries, Inc.	14,000	98,110

Construction and Engineering 1.2%
Chiyoda Corp.	7,000	68,337

Electronic Equipment, Instruments & Components 1.4%
Hitachi Ltd.	16,000	79,580

Food Products 1.0%
Toyo Suisan Kaisha Ltd.	2,000	54,807

Health Care Equipment and Supplies 1.5%
Olympus Corp.	2,700	83,346

Hotels, Restaurants & Leisure 1.4%
Oriental Land Co. Ltd.	700	74,698

Internet and Catalog Retail 1.0%
Start Today Co. Ltd.	2,600	56,691

Machinery 2.9%
FANUC Corp.	700	96,375
Komatsu Ltd.	2,900	62,623
		158,998

Metals and Mining 1.3%
Daido Steel Co. Ltd.	12,000	71,412

Real Estate Management and Development 1.5%
Daito Trust Construction Co. Ltd.	900	82,525

Specialty Retail 0.2%
Nitori Holdings Co. Ltd.	100	10,061
Total Japan		1,038,790

	Shares	Value ($)
Netherlands 4.4%
Diversified Financial Services 1.1%
ING Groep NV*	8,300	58,416

Food Products 3.3%
Unilever NV	5,800	183,709
Total Netherlands		242,125

New Zealand 1.3%
Construction Materials 1.3%
Fletcher Building Ltd.	12,380	71,293
Total New Zealand		71,293

Norway 1.3%
Chemicals 1.3%
Yara International ASA	1,950	74,364
Total Norway		74,364

Singapore 1.0%
Industrial Conglomerates 1.0%
Keppel Corp. Ltd.	9,700	56,818
Total Singapore		56,818

Sweden 2.9%
Commercial Banks 1.5%
Swedbank AB — A Shares	7,785	85,786

Machinery 1.4%
Sandvik AB	6,620	76,045
Total Sweden		161,831

Switzerland 9.8%
Capital Markets 0.2%
UBS AG*	860	9,790

Electrical Equipment 1.8%
ABB Ltd.*	5,740	98,026

Food Products 4.2%
Nestle S.A.	4,265	234,448

Pharmaceuticals 3.6%
Roche Holding AG	1,240	199,493
Total Switzerland		541,757

United Kingdom 24.6%
Beverages 2.2%
Diageo PLC	6,400	121,765

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Biotechnology 0.7%
Amarin Corp. PLC, ADR*	3,970	36,524

Commercial Banks 2.6%
HSBC Holdings PLC	14,220	108,375
Lloyds Banking Group PLC*	64,260	34,075
		142,450

Electronic Equipment, Instruments & Components 1.0%
Spectris PLC	3,020	54,701

Media 2.2%
Pearson PLC	2,960	52,100
Virgin Media, Inc.	2,880	70,128
		122,228

Metals and Mining 3.2%
BHP Billiton PLC	6,635	175,814

Multi-Utilities 2.1%
National Grid PLC	11,670	115,709

Oil, Gas and Consumable Fuels 2.2%
BG Group PLC	6,540	124,537

	Shares	Value ($)
Pharmaceuticals 2.2%
Shire PLC	3,830	119,426

Textiles, Apparel and Luxury Goods 1.6%
Burberry Group PLC	5,035	91,141

Tobacco 3.5%
British American Tobacco PLC	4,615	195,607

Wireless Telecommunication Services 1.1%
Vodafone Group PLC	24,300	62,751
Total United Kingdom		1,362,653
Total Common Stocks (Cost $5,810,068)		5,433,097

Short-Term Investment 1.5%

United States 1.5%
State Street Institutional Liquid Reserve, 0.09%(a) (Cost $83,609)	83,609	83,609
Total Short-Term Investment		83,609
Total Investments 99.6% (Cost $5,893,677)		5,516,706

Percentages are based on net assets of $5,538,138.

*	Non income-producing security.

(a)	Yield as of September 30, 2011.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$345,788	$5,087,309	$—	$5,433,097
Short-Term Investment	—	83,609	—	83,609
Total Investments	$345,788	$5,170,918	$—	$5,516,706

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Schedule of Investments – International Equity Fund

as of September 30, 2011

Common Stocks 66.0%

	Shares	Value ($)
France 9.7%
Automobiles 1.9%
Renault S.A.	3,650	120,979

Commercial Banks 1.6%
Societe Generale S.A.	4,000	104,806

Construction and Engineering 2.4%
Bouygues S.A.	4,600	152,225

Food Products 2.1%
Danone	2,200	135,391

Media 1.7%
Lagardere S.C.A.	4,300	105,493
Total France		618,894

Germany 11.2%
Automobiles 2.0%
Daimler AG	2,850	126,239

Diversified Financial Services 2.0%
Deutsche Boerse AG*	2,600	130,561

Electric Utilities 1.7%
E.ON AG	5,000	109,045

Health Care Providers and Services 1.3%
Fresenius SE	900	79,874

Industrial Conglomerates 2.1%
Siemens AG	1,500	135,513

Textiles, Apparel and Luxury Goods 2.1%
Adidas AG	2,250	135,757
Total Germany		716,989

Italy 2.8%
Commercial Banks 0.9%
Intesa Sanpaolo SpA	38,000	59,375

Oil, Gas and Consumable Fuels 1.9%
ENI SpA	6,700	117,722
Total Italy		177,097

Netherlands 4.5%
Diversified Financial Services 1.8%
ING Groep NV*	16,300	114,720

Diversified Telecommunication Services 1.4%
Koninklijke KPN NV	6,800	89,519

	Shares	Value ($)
Metals and Mining 1.3%
ArcelorMittal	5,200	83,049
Total Netherlands		287,288

Norway 1.7%
Oil, Gas and Consumable Fuels 1.7%
Statoil ASA	5,200	111,108
Total Norway		111,108

Peru 3.0%
Commercial Banks 3.0%
Credicorp Ltd.	2,100	193,620
Total Peru		193,620

Sweden 2.0%
Household Durables 2.0%
Husqvarna AB — B Shares	31,500	127,168
Total Sweden		127,168

Switzerland 13.9%
Capital Markets 1.6%
UBS AG*	9,000	102,449

Food Products 3.5%
Nestle S.A.	4,150	228,127

Pharmaceuticals 6.6%
Novartis AG	3,800	212,077
Roche Holding AG	1,300	209,146
		421,223

Semiconductors and Semiconductor Equipment 2.2%
STMicroelectronics NV	21,500	140,482
Total Switzerland		892,281

United Kingdom 17.2%
Commercial Banks 2.6%
Lloyds Banking Group PLC*	167,000	88,553
Standard Chartered PLC	3,900	77,842
		166,395

Food and Staples Retailing 2.8%
Tesco PLC	30,600	178,993

Industrial Conglomerates 2.2%
Cookson Group PLC	21,000	140,786

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Equity Fund

as of September 30, 2011

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Insurance 1.4%
RSA Insurance Group PLC	52,000	89,194

IT Services 0.9%
Logica PLC	48,000	58,392

Media 2.1%
Reed Elsevier PLC	18,000	137,127

Metals and Mining 1.8%
Anglo American PLC	3,300	113,803

Oil, Gas and Consumable Fuels 1.4%
Royal Dutch Shell PLC — A Shares	2,800	86,843

Tobacco 2.0%
British American Tobacco PLC	3,000	127,154
Total United Kingdom		1,098,687
Total Common Stocks (Cost $5,021,847)		4,223,132

Mutual Funds 33.8%

Peru 2.5%
iShares MSCI All Peru Capped Index Fund	4,600	161,322
Total Peru		161,322

	Shares	Value ($)
United States 31.3%
Asia Pacific ex Japan Fund — Institutional Shares(a)	35,276	440,948
The Japan Fund — Institutional Shares(a)	165,385	1,561,239
Total United States		2,002,187
Total Mutual Funds (Cost $1,938,121)		2,163,509

Short-Term Investment 0.3%

United States 0.3%
State Street Institutional Liquid Reserve, 0.09%(b) (Cost $18,456)	18,456	18,456
Total Short-Term Investment		18,456
Total Investments 100.1% (Cost $6,978,424)		6,405,097

Percentages are based on net assets of $6,400,642.

*	Non income-producing security.

(a)	Affiliated issuer.

(b)	Yield as of September 30, 2011.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$193,620	$4,029,512	$—	$4,223,132
Mutual Funds	2,163,509	—	—	2,163,509
Short-Term Investment	—	18,456	—	18,456
Total Investments	$2,357,129	$4,047,968	$—	$6,405,097

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Statements of Assets and Liabilities

As of September 30, 2011

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	233,246,340	12,515,601
Investments in affiliated issuers, at market	—	—

Total Investments, at market	233,246,340	12,515,601

Foreign currency	4,974,397	185,982
Receivable for investment securities sold	1,517,925	627,543
Receivable for Fund shares sold	442,509	53,963
Dividends and interest receivable	2,090,323	12,668
Receivable from investment advisor	—	17,318
Prepaid expenses	22,235	5,642

Total Assets	242,293,729	13,418,717

Liabilities:
Payable for investments purchased	1,244,108	114,009
Payable for Fund shares redeemed	148,527	—
Accrued investment advisory fees	106,597	—
Accrued distribution fees	11,329	2,206
Accrued directors’ fees and expenses	9,661	2,652
Accrued compliance services fees	13,825	2,562
Other accrued expenses and payables	185,773	51,467

Total Liabilities	1,719,820	172,896

Net Assets	240,573,909	13,245,821

Net assets consist of:
Paid-in capital	288,967,452	13,948,653
Accumulated net investment income (loss)	509,638	53,585
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(56,879,266)	(245,138)
Net unrealized appreciation (depreciation) on:
Investments	7,811,481	(500,367)
Foreign currency related translations	164,604	(10,912)

Net Assets	240,573,909	13,245,821

Net Assets
Class A	6,608,168	3,413,819
Class C	809,854	1,414,490
Class I	77,917,615	8,417,512
Class S	155,238,272	—
Capital Shares Outstanding
Class A	698,763	274,923
Class C	87,260	115,656
Class I	8,253,639	673,047
Class S	16,294,466	—
Net Asset Value and Offering Price Per Share
Class A	9.46	12.42
Class C	9.28	12.23
Class I	9.44	12.51
Class S	9.53	—
Offering Price Per Share
Class A (100/94.25 of net assets)	10.04	13.18
Investments at cost for non-affiliated issuers	225,434,859	13,015,968
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	4,792,218	194,141

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)		International Growth Equity Fund ($)		International Equity Fund ($)

9,623,840	6,468,777	6,597,603	9,139,041	5,713,682		5,516,706		4,402,910
—	—	—	—	—		—		2,002,187

9,623,840	6,468,777	6,597,603	9,139,041	5,713,682		5,516,706		6,405,097

376,819	768,396	125,087	24,802	—		17,834		3,837
63,970	—	—	—	188,507		100,269		—
18,766	—	51	—	147		—		—
3,411	13,196	30,198	2,790	19,423		32,294		22,554
23,005	24,064	20,937	16,949	22,386		24,820		19,034
11,269	5,628	5,625	5,635	5,615		5,615		5,621

10,121,080	7,280,061	6,779,501	9,189,217	5,949,760		5,697,538		6,456,143

—	284,988	—	—	188,887		107,245		—
—	—	—	—	—		—		—
—	—	—	—	—		—		—
815	63	83	102	103		—		185
2,428	2,304	2,235	2,411	2,218		2,214		2,253
2,426	2,397	2,299	2,728	2,584		2,550		2,317
56,477	49,287	50,159	48,046	48,326		47,391		50,746

62,146	339,039	54,776	53,287	242,118		159,400		55,501

10,058,934	6,941,022	6,724,725	9,135,930	5,707,642		5,538,138		6,400,642

11,087,161	6,591,049	6,173,908	8,136,783	5,745,850		5,299,033		6,365,734
(34,922)	102,043	65,406	36,268	2,849		56,028		—
(479,711)	535,246	306,334	1,246,513	640,753		559,261		606,848

(488,807)	(283,305)	185,527	(282,776)	(681,770)		(376,971)		(573,327)
(24,787)	(4,011)	(6,450)	(858)	(40)		787		1,387

10,058,934	6,941,022	6,724,725	9,135,930	5,707,642		5,538,138		6,400,642

691,646	157,047	247,303	225,513	1,103		1,097		93,303
756,964	27,569	36,258	57,552	126,504		3,865		204,669
8,610,324	6,756,406	6,441,164	8,852,865	5,580,035		5,533,176		6,102,670
—	—	—	—	—		—		—

65,729	13,778	21,877	17,286	109		102		8,936
73,869	2,426	3,195	4,484	12,714		366		19,848
812,555	588,892	570,234	674,040	545,395		515,209		579,759
—	—	—	—	—		—		—

10.52	11.40	11.30	13.05	10.17	(a)	10.75		10.44
10.25	11.36	11.35	12.83	9.95		10.55	(a)	10.31
10.60	11.47	11.30	13.13	10.23		10.74		10.53
—	—	—	—	—		—		—

11.16	12.10	11.99	13.85	10.79	(a)	11.41		11.08
10,112,647	6,752,082	6,412,076	9,421,817	6,395,452		5,893,677		5,213,816
—	—	—	—	—		—		1,764,608
401,476	772,319	131,485	25,666	—		18,173		3,886

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Statements of Operations

For the year ended September 30, 2011

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	4,364,334	313,876
Dividend income from affiliated issuers	—	—
Less: foreign taxes withheld	(305,335)	(28,696)
Interest income	—	8,054
Other income	90,955	—

Total Investment Income	4,149,954	293,234

Expenses:
Investment advisor fees	1,152,782	155,704
Transfer agent fees	590,518	26,147
Administration fees	321,028	163,557
Legal fees	248,777	41,610
Custodian fees	236,543	92,991
Compliance services fees	182,143	35,048
Directors’ fees and expenses	150,215	41,289
Distribution fees—Class A	6,580	7,829
Distribution fees—Class C	4,422	13,233
Distribution fees—Class S	94,569	—
Registration fees	59,751	37,981
Reports to shareholders	35,685	17,781
Audit fees	19,442	21,276
Other expenses	39,458	12,854

Total Expenses	3,141,913	667,300

Less: Fee waivers and expense reimbursements (see Note F)	(53,230)	(433,015)
Plus: Recoupment of prior expenses waived and/or reimbursed by the Advisor (see Note F)	64,543	—

Net Expenses	3,153,226	234,285

Net Investment Income (Loss)	996,728	58,949

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	12,897,850	(218,728)
Investments in affiliated issuers	—	—
Capital gain distributions from affiliated investment companies	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	216,832	(4,536)

Total Realized Gain (Loss)	13,114,682	(223,264)

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	(18,627,972)	(2,236,010)
Investments in affiliated issuers	—	—
Deferred foreign capital gains taxes	—	6,754
Foreign currency related translations	(62,311)	(12,239)

Net Change in Unrealized Appreciation (Depreciation)	(18,690,283)	(2,241,495)

Net Realized and Unrealized Gain (Loss)	(5,575,601)	(2,464,759)

Increase (Decrease) in Net Assets Resulting from Operations	(4,578,873)	(2,405,810)

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)	International Growth Equity Fund ($)	International Equity Fund ($)

138,389	292,694	325,859	275,477	130,168	168,707	177,581
—	—	—	—	—	—	12,854
—	(31,543)	(14,887)	(26,948)	(9,022)	(15,287)	(20,858)
352	58	64	288	240	84	26
—	—	—	—	—	—	—

138,741	261,209	311,036	248,817	121,386	153,504	169,603

133,201	107,780	65,841	125,938	77,395	71,293	42,326
19,540	17,373	16,654	17,825	16,326	16,216	16,391
163,622	163,621	163,407	163,622	163,622	162,060	171,622
68,503	55,052	37,174	39,174	34,491	34,443	35,033
78,364	67,354	90,263	62,361	47,103	65,788	67,937
32,515	30,809	30,182	35,404	32,428	32,212	29,504
39,113	35,855	34,629	36,819	36,262	36,079	36,560
685	497	550	428	8	3	213
3,784	284	412	389	930	48	1,326
—	—	—	—	—	—	—
37,814	37,732	37,627	37,789	37,620	37,413	37,634
17,220	16,693	16,726	17,079	16,643	16,942	16,725
41,259	21,276	21,276	21,275	21,276	21,276	21,275
12,929	12,809	12,890	13,276	12,926	12,774	12,927

648,549	567,135	527,631	571,379	497,030	506,547	489,473

(455,366)	(413,661)	(433,792)	(401,835)	(383,516)	(407,763)	(382,506)
—	—	—	—	—	—	—

193,183	153,474	93,839	169,544	113,514	98,784	106,967

(54,442)	107,735	217,197	79,273	7,872	54,720	62,636

(394,923)	571,678	333,019	1,282,115	640,525	629,307	570,386
—	—	—	—	—	—	58,822
—	—	—	—	—	—	96,366
(32,262)	—	—	—	—	—	—
(20,913)	1,759	5,112	(25,104)	(3,269)	1,208	(6,028)

(448,098)	573,437	338,131	1,257,011	637,256	630,515	719,546

(2,781,432)	(2,253,762)	(687,301)	(2,975,140)	(1,677,238)	(1,464,606)	(1,393,781)
—	—	—	—	—	—	(138,070)
69,797	—	—	—	—	—	—
(39,070)	(4,910)	(9,410)	1,927	(608)	(337)	144

(2,750,705)	(2,258,672)	(696,711)	(2,973,213)	(1,677,846)	(1,464,943)	(1,531,707)

(3,198,803)	(1,685,235)	(358,580)	(1,716,202)	(1,040,590)	(834,428)	(812,161)

(3,253,245)	(1,577,500)	(141,383)	(1,636,929)	(1,032,718)	(779,708)	(749,525)

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)
Operations:
Net investment income (loss)	996,728	(222,618)	58,949	75,395
Net realized gain (loss)	13,114,682	6,348,150	(223,264)	1,743,366
Net change in unrealized appreciation (depreciation)	(18,690,283)	(4,109,284)	(2,241,495)	(256,459)

Net increase (decrease) in net assets resulting from operations	(4,578,873)	2,016,248	(2,405,810)	1,562,302

Dividends to shareholders from:
Net investment income:
Class A	(1,852)	—	(16,368)	(54)
Class C	—	—	(6,851)	—
Class I	(6,323)	(10,289)	(81,681)	(47,191)
Class S	(359,035)	(1,363,580)	—	—
Net realized gains:
Class A	—	—	(249,108)	(1,038)
Class C	—	—	(119,994)	(537)
Class I	—	—	(1,184,131)	(845,410)
Class S	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—

Total dividends to shareholders	(367,210)	(1,373,869)	(1,658,133)	(894,230)

Share transactions (See Note I)
Proceeds from shares sold	102,603,279	2,423,086	8,359,778	1,370,783
Reinvestment of cash dividends	308,802	1,168,907	1,386,374	815,584
Cost of shares redeemed	(32,339,300)	(25,285,899)	(2,490,796)	(469,841)
Redemption fees	70,896	1,082	259	88

Net increase (decrease) in net assets from fund share transactions	70,643,677	(21,692,824)	7,255,615	1,716,614

Increase (decrease) in net assets	65,697,594	(21,050,445)	3,191,672	2,384,686

Net Assets
Beginning of year	174,876,315	195,926,760	10,054,149	7,669,463

End of year	240,573,909	174,876,315	13,245,821	10,054,149

Accumulated net investment income (loss)	509,638	(410,574)	53,585	81,278

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)

(54,442)	(39,622)	107,735	69,651	217,197	145,809
(448,098)	1,027,645	573,437	809,452	338,131	339,439
(2,750,705)	1,221,669	(2,258,672)	175,095	(696,711)	41,274

(3,253,245)	2,209,692	(1,577,500)	1,054,198	(141,383)	526,522

—	—	(1,190)	(393)	(5,933)	(108)
—	—	(88)	(27)	(705)	(26)
—	—	(79,952)	(76,250)	(191,515)	(151,823)
—	—	—	—	—	—

(11,636)	(2,153)	(13,437)	(1,606)	(11,818)	(22)
(2,011)	(1,409)	(2,736)	(229)	(1,320)	(58)
(930,048)	(2,488,150)	(810,381)	(305,200)	(302,671)	(109,920)
—	—	—	—	—	—

(110)	—	—	—	—	—
(19)	—	—	—	—	—
(8,880)	—	—	—	—	—
—	—	—	—	—	—

(952,704)	(2,491,712)	(907,784)	(383,705)	(513,962)	(261,957)

2,841,190	107,269	362,165	62,234	364,568	20,324
911,517	2,491,712	900,302	383,705	495,760	261,957
(236,629)	(24,001)	(122,282)	(654)	(47,702)	—
89	—	—	—	—	—

3,516,167	2,574,980	1,140,185	445,285	812,626	282,281

(689,782)	2,292,960	(1,345,099)	1,115,778	157,281	546,846

10,748,716	8,455,756	8,286,121	7,170,343	6,567,444	6,020,598

10,058,934	10,748,716	6,941,022	8,286,121	6,724,725	6,567,444

(34,922)	—	102,043	73,779	65,406	36,420

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Statements of Changes in Net Assets – (continued)

	Global Emerging Markets Fund
	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)
Operations:
Net investment income (loss)	79,273	9,416
Net realized gain (loss)	1,257,011	868,469
Net change in unrealized appreciation (depreciation)	(2,973,213)	336,219

Net increase (decrease) in net assets resulting from operations	(1,636,929)	1,214,104

Dividends to shareholders from:
Net investment income:
Class A	—	(268)
Class C	—	(13)
Class I	—	(52,000)
Net realized gains:
Class A	(7,730)	(3,195)
Class C	(1,661)	(956)
Class I	(802,266)	(542,000)
Return of capital:
Class A	—	—
Class C	—	—
Class I	—	—
Class S	—	—

Total dividends to shareholders	(811,657)	(598,432)

Share transactions (See Note I)
Proceeds from shares sold	1,773,732	35,631
Reinvestment of cash dividends	808,259	595,364
Cost of shares redeemed	(80,273)	(45,666)
Redemption fees	31	—

Net increase (decrease) in net assets from fund share transactions	2,501,749	585,329

Increase (decrease) in net assets	53,163	1,201,001

Net Assets
Beginning of year	9,082,767	7,881,766

End of year	9,135,930	9,082,767

Accumulated net investment income (loss)	36,268	(17,901)

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Global Alpha Equity Fund		International Growth Equity Fund		International Equity Fund
For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2010 ($)

7,872	(24,237)	54,720	49,337	62,636	138,959
637,256	519,958	630,515	243,166	719,546	461,158
(1,677,846)	(341,087)	(1,464,943)	119,239	(1,531,707)	(330,672)

(1,032,718)	154,634	(779,708)	411,742	(749,525)	269,445

—	(7)	—	(1)	(1,150)	(18)
—	(164)	—	—	(489)	(51)
—	(50,300)	(47,927)	(16,400)	(126,785)	(104,450)

(71)	(30)	(27)	—	(3,951)	(62)
(2,024)	(579)	(98)	—	(1,892)	(223)
(355,222)	(149,700)	(137,414)	—	(424,625)	(308,150)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(357,317)	(200,780)	(185,466)	(16,401)	(558,892)	(412,954)

168,758	32,135	—	983,771	405,602	12,062
355,547	200,175	185,466	16,401	551,905	412,954
(15,681)	(8)	—	(909,767)	(9,465)	(12,333)
—	—	—	18,146	—	—

508,624	232,302	185,466	108,551	948,042	412,683

(881,411)	186,156	(779,708)	503,892	(360,375)	269,174

6,589,053	6,402,897	6,317,846	5,813,954	6,761,017	6,491,843

5,707,642	6,589,053	5,538,138	6,317,846	6,400,642	6,761,017

2,849	(1,480)	56,028	48,027	—	34,707

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011		Year Ended September 30, 2010		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.02)		—		—
Net realized gains	—		—		—

Total distributions	(0.02)		—		—

Redemption fees(b)	0.05		—		—	(h)

Net asset value, end of period	$9.46		$9.26		$9.16

Total return (%)(c)(d)	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	54		47		140	*
Class C	Year Ended September 30, 2011		Year Ended September 30, 2010		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Redemption fees	—		—		—

Net asset value, end of period	$9.28		$9.16		$9.14

Total return (%)(c)(d)	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.03)	(0.08)	—
Net realized gains	—	—	—

Total distributions	(0.03)	(0.08)	—

Redemption fees(b)	0.04	— (f)	—

Net asset value, end of period	$9.44	$9.24	$9.21

Total return (%)(c)	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Years Ended September 30,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of year	$9.33	$9.28	$9.53	$12.94	$12.06
Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	(0.01)	— (b)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.19 (f)	0.13	(0.23)	(3.39)	0.91

Total income (loss) from investment operations	0.22	0.12	(0.23)	(3.41)	0.88

Distributions to shareholders from:
Net investment income	(0.02)	(0.07)	(0.02)	—	—
Net realized gains	—	—	—	—	—

Total distributions	(0.02)	(0.07)	(0.02)	—	—

Redemption fees(a)(b)	—	—	—	—	—

Net asset value, end of year	$9.53	$9.33	$9.28	$9.53	$12.94

Total return (%)(c)	2.34	1.29	(2.34)	(26.35)	7.30
Ratio to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	$155	$173	$194	$233	$370
Ratio of expenses before expense reductions/recoupment (%)(e)	1.65	1.97	2.22	1.69	1.43
Ratio of expenses after expense reductions/recoupment (%)	1.65	1.68	1.75	1.63 (d)	1.43
Ratio of net investment income (loss) (%)	0.28	(0.12)	(0.03)	(0.19)	(0.20)
Portfolio turnover rate (%)	54	47	140	95	124

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount represents less than $0.01 per share.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	The Fund received reimbursement from a third party for certain expenses during the year—See Note F.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.89)	2.88	5.22

Total income (loss) from investment operations	(1.80)	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.14)	(0.09)	—
Net realized gains	(2.17)	(1.66)	—

Total distributions	(2.31)	(1.75)	—

Redemption fees(b)	— (g)	—	—

Net asset value, end of period	$12.42	$16.53	$15.31

Total return (%)(c)(d)	(13.22)	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.59	0.59	0.98	**
Portfolio turnover rate (%)	42	125	123	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.85)	2.92	5.20

Total income (loss) from investment operations	(1.88)	2.84	5.22

Distributions to shareholders from:
Net investment income	(0.12)	—	—
Net realized gains	(2.17)	(1.66)	—

Total distributions	(2.29)	(1.66)	—

Redemption fees(b)	— (g)	—	—

Net asset value, end of period	$12.23	$16.40	$15.22

Total return (%)(c)(d)	(13.85)	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.84)	2.87	5.23

Total income (loss) from investment operations	(1.77)	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.15)	(0.09)	—
Net realized gains	(2.17)	(1.66)	—

Total distributions	(2.32)	(1.75)	—

Redemption fees(b)	—	— (e)	—

Net asset value, end of period	$12.51	$16.60	$15.34

Total return (%)(c)	(12.99)	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.45	0.94	1.20	**
Portfolio turnover rate (%)	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

74	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.38	$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	0.00 (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.47)	3.49	6.96

Total income (loss) from investment operations	(3.55)	3.49	6.87

Distributions to shareholders from:
Net investment income	—	—	—
Net realized gains	(1.30)	(4.98)	—
Return of capital	(0.01)	—	—

Total distributions	(1.31)	(4.98)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.52	$15.38	$16.87

Total return (%)(c)(d)	(25.26)	25.69	68.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.99	7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.61)	(0.03)	(1.02	)**
Portfolio turnover rate (%)	59	91	204	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.13	$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.49)	3.54	6.95

Total income (loss) from investment operations	(3.57)	3.34	6.77

Distributions to shareholders from:
Net investment income	—	—	—
Net realized gains	(1.30)	(4.98)	—
Return of capital	(0.01)	—	—

Total distributions	(1.31)	(4.98)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.25	$15.13	$16.77

Total return (%)(c)(d)	(25.85)	24.78	67.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.56	8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	(0.66)	(1.43)	(1.93	)**
Portfolio turnover rate (%)	59	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	75

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.46	$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.49)	3.60	6.97

Total income (loss) from investment operations	(3.55)	3.54	6.90

Distributions to shareholders from:
Net investment income	—	—	—
Net realized gains	(1.30)	(4.98)	—
Return of capital	(0.01)	—	—

Total distributions	(1.31)	(4.98)	—

Redemption fees(b)	— (e)	—	—

Net asset value, end of period	$10.60	$15.46	$16.90

Total return (%)(c)	(25.12)	26.02	69.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$11	$8
Ratio of expenses before expense reductions (%)(d)	5.81	7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.48)	(0.43)	(0.77	)**
Portfolio turnover rate (%)	59	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

76	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.53	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.69)	1.80	4.18

Total income (loss) from investment operations	(2.45)	1.99	4.30

Distributions to shareholders from:
Net investment income	(0.14)	(0.15)	—
Net realized gains	(1.54)	(0.61)	—

Total distributions	(1.68)	(0.76)	—

Redemption fees	—	—	—

Net asset value, end of period	$11.40	$15.53	$14.30

Total return (%)(c)(d)	(18.40)	14.33	43.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.48	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	1.63	1.34	1.38	**
Portfolio turnover rate (%)	67	78	53	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.40	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.53)	1.80	4.12

Total income (loss) from investment operations	(2.45)	1.86	4.22

Distributions to shareholders from:
Net investment income	(0.05)	(0.07)	—
Net realized gains	(1.54)	(0.61)	—

Total distributions	(1.59)	(0.68)	—

Redemption fees	—	—	—

Net asset value, end of period	$11.36	$15.40	$14.22

Total return (%)(c)(d)	(18.39)	13.46	42.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.33	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.57	0.42	1.11	**
Portfolio turnover rate (%)	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	77

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.60	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.62)	1.90	4.19

Total income (loss) from investment operations	(2.44)	2.03	4.33

Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	—
Net realized gains	(1.54)	(0.61)	—

Total distributions	(1.69)	(0.76)	—

Redemption fees	—	—	—

Net asset value, end of period	$11.47	$15.60	$14.33

Total return (%)(c)	(18.23)	14.62	43.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$8	$7
Ratio of expenses before expense reductions (%)(d)	6.31	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	1.19	0.94	1.62	**
Portfolio turnover rate (%)	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.57)	0.69	1.76

Total income (loss) from investment operations	(0.18)	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.32)	(0.25)	(0.13)
Net realized gains	(0.57)	(0.22)	—

Total distributions	(0.89)	(0.47)	(0.13)

Redemption fees	—	—	—

Net asset value, end of period	$11.30	$12.37	$11.85

Total return (%)(c)(d)	(2.08)	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	3.06	2.55	2.94	**
Portfolio turnover rate (%)	49	39	33	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.57)	0.73	1.75

Total income (loss) from investment operations	(0.28)	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.23)	(0.10)	(0.08)
Net realized gains	(0.57)	(0.22)	—

Total distributions	(0.80)	(0.32)	(0.08)

Redemption fees	—	—	—

Net asset value, end of period	$11.35	$12.43	$11.85

Total return (%)(c)(d)	(2.80)	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	2.29	1.46	2.37	**
Portfolio turnover rate (%)	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	79

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.52)	0.73	1.77

Total income (loss) from investment operations	(0.14)	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.35)	(0.29)	(0.15)
Net realized gains	(0.57)	(0.22)	—

Total distributions	(0.92)	(0.51)	(0.15)

Redemption fees	—	—	—

Net asset value, end of period	$11.30	$12.36	$11.86

Total return (%)(c)	(1.78)	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.97	2.35	3.18	**
Portfolio turnover rate (%)	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

80	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.29)	2.23	5.67

Total income (loss) from investment operations	(2.14)	2.22	5.62

Distributions to shareholders from:
Net investment income	—	(0.09)	—
Net realized gains	(1.48)	(1.08)	—

Total distributions	(1.48)	(1.17)	—

Redemption fees	—	—	—

Net asset value, end of period	$13.05	$16.67	$15.62

Total return (%)(c)(d)	(14.60)	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	50	87	84	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.23)	2.22	5.45

Total income (loss) from investment operations	(2.22)	2.09	5.53

Distributions to shareholders from:
Net investment income	—	(0.01)	—
Net realized gains	(1.48)	(1.08)	—

Total distributions	(1.48)	(1.09)	—

Redemption fees	—	—	—

Net asset value, end of period	$12.83	$16.53	$15.53

Total return (%)(c)(d)	(15.25)	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	81

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.24)	2.24	5.51

Total income (loss) from investment operations	(2.12)	2.26	5.65

Distributions to shareholders from:
Net investment income	—	(0.10)	—
Net realized gains	(1.48)	(1.08)	—

Total distributions	(1.48)	(1.18)	—

Redemption fees(b)	— (e)	—	—

Net asset value, end of period	$13.13	$16.73	$15.65

Total return (%)(c)	(14.42)	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$9	$8
Ratio of expenses before expense reductions (%)(d)	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.75	0.12	1.58	**
Portfolio turnover rate (%)	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

82	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.67	$12.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	(0.08)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.86)	0.35	2.70

Total income (loss) from investment operations	(1.81)	0.27	2.77

Distributions to shareholders from:
Net investment income	—	(0.07)	—
Net realized gains	(0.69)	(0.30)	—

Total distributions	(0.69)	(0.37)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.17	$12.67	$12.77

Total return (%)(c)(d)	(15.46)	2.16	27.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.04	9.21	14.68	**
Ratio of expenses after expense reductions (%)	1.85	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.38	(0.63)	0.83	**
Portfolio turnover rate (%)	120	91	66	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.49	$12.70	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	(0.17)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.80)	0.34	2.69

Total income (loss) from investment operations	(1.85)	0.17	2.70

Distributions to shareholders from:
Net investment income	—	(0.08)	—
Net realized gains	(0.69)	(0.30)	—

Total distributions	(0.69)	(0.38)	—

Redemption fees	—	—	—

Net asset value, end of period	$9.95	$12.49	$12.70

Total return (%)(c)(d)	(16.03)	1.39	27.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	8.00	9.80	15.43	**
Ratio of expenses after expense reductions (%)	2.60	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.37)	(1.39)	0.07	**
Portfolio turnover rate (%)	120	91	66	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	83

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.70	$12.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	(0.05)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.80)	0.36	2.70

Total income (loss) from investment operations	(1.78)	0.31	2.79

Distributions to shareholders from:
Net investment income	—	(0.10)	—
Net realized gains	(0.69)	(0.30)	—

Total distributions	(0.69)	(0.40)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.23	$12.70	$12.79

Total return (%)(c)	(15.18)	2.46	27.90	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	7.05	8.93	14.43	**
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.12	(0.38)	1.07	**
Portfolio turnover rate (%)	120	91	66	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

84	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.55	$11.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	(0.16)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.60)	1.07	1.51

Total income (loss) from investment operations	(1.53)	0.91	1.60

Distributions to shareholders from:
Net investment income	—	(0.01)	—
Net realized gains	(0.27)	—	—

Total distributions	(0.27)	(0.01)	—

Redemption fees(b)	—	0.05	—

Net asset value, end of period	$10.75	$12.55	$11.60

Total return (%)(c)(d)	(12.59)	8.24	16.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.76	8.91	20.75	**
Ratio of expenses after expense reductions (%)	1.70	1.75	2.01	**
Ratio of net investment income (loss) (%)	0.55	(1.32)	1.21	**
Portfolio turnover rate (%)	134	127	102	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.41	$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.56)	0.86	1.50

Total income (loss) from investment operations	(1.59)	0.84	1.53

Distributions to shareholders from:
Net investment income	—	—	—
Net realized gains	(0.27)	—	—

Total distributions	(0.27)	—	—

Redemption fees(b)	—	0.04	—

Net asset value, end of period	$10.55	$12.41	$11.53

Total return (%)(c)(d)	(13.22)	7.63	15.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	8.43	10.57	21.50	**
Ratio of expenses after expense reductions (%)	2.45	2.50	2.76	**
Ratio of net investment income (loss) (%)	(0.20)	(0.16)	0.43	**
Portfolio turnover rate (%)	134	127	102	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	85

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.59	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.59)	0.86	1.51

Total income (loss) from investment operations	(1.48)	0.96	1.62

Distributions to shareholders from:
Net investment income	(0.10)	(0.03)	—
Net realized gains	(0.27)	—	—

Total distributions	(0.37)	(0.03)	—

Redemption fees(b)	—	0.04	—

Net asset value, end of period	$10.74	$12.59	$11.62

Total return (%)(c)	(12.33)	8.64	16.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6	$6	$6
Ratio of expenses before expense reductions (%)(d)	7.46	9.57	20.50	**
Ratio of expenses after expense reductions (%)	1.45	1.50	1.76	**
Ratio of net investment income (loss) (%)	0.81	0.84	1.45	**
Portfolio turnover rate (%)	134	127	102	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

86	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.59	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.24)	0.35	2.90

Total income (loss) from investment operations	(1.12)	0.44	2.95

Distributions to shareholders from:
Net investment income	(0.23)	(0.18)	—
Net realized gains	(0.80)	(0.62)	—

Total distributions	(1.03)	(0.80)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.44	$12.59	$12.95

Total return (%)(c)(d)	(10.23)	3.50	29.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)(g)	6.61	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.65	1.75	1.75	**
Ratio of net investment income (loss) (%)	0.94	0.75	0.64	**
Portfolio turnover rate (%)	76	69	48	*
Class C	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.51	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.24)	0.25	2.89

Total income (loss) from investment operations	(1.19)	0.39	2.88

Distributions to shareholders from:
Net investment income	(0.21)	(0.14)	—
Net realized gains	(0.80)	(0.62)	—

Total distributions	(1.01)	(0.76)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.31	$12.51	$12.88

Total return (%)(c)(d)	(10.90)	3.10	28.80	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)(g)	7.35	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.40	2.50	2.50	**
Ratio of net investment income (loss) (%)	0.42	1.19	(0.11	)**
Portfolio turnover rate (%)	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	87

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2011	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.66	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.20)	0.26	2.90

Total income (loss) from investment operations	(1.09)	0.52	2.97

Distributions to shareholders from:
Net investment income	(0.24)	(0.21)	—
Net realized gains	(0.80)	(0.62)	—

Total distributions	(1.04)	(0.83)	—

Redemption fees	—	—	—

Net asset value, end of period	$10.53	$12.66	$12.97

Total return (%)(c)	(9.96)	4.13	29.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)(e)	6.52	8.84	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.41	1.50	1.50	**
Ratio of net investment income (loss) (%)	0.84	2.18	0.89	**
Portfolio turnover rate (%)	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

88	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Notes to Financial Statements

September 30, 2011

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund, which are non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that, except as set forth in Note L, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Nomura Partners Funds	The World from Asia	:	89

Nomura Partners Funds, Inc.

September 30, 2011

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of the U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At September 30, 2011, foreign securities representing the following percentages of net assets of the Funds were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Fund
The Japan Fund	96.9%
Asia Pacific ex Japan Fund	78.8%
India Fund	94.1%
Greater China Fund	92.9%
Global Equity Income Fund	48.9%

90	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Nomura Partners Funds, Inc.

September 30, 2011

Fund
Global Emerging Markets Fund	41.0%
Global Alpha Equity Fund	46.1%
International Growth Equity Fund	91.9%
International Equity Fund	63.0%

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board. At September 30, 2011, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 0.09%, 2.28% and 0.91% of the net assets for The Japan Fund, the Global Emerging Markets Fund and the Global Alpha Equity Fund, respectively. These securities are classified as using Level 3 inputs for The Japan Fund and Level 2 inputs for the Global Emerging Fund and the Global Alpha Equity Fund within the valuation inputs disclosure on the Fund’s Schedule of Investments. At September 30, 2011, no other Funds had fair value determinations other than noted above.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no significant transfers between Level 1, 2, or 3 as of September 30, 2011, based on the valuation input Levels on September 30, 2010 for the Funds.

In May 2011, the Financial Accounting Standards Board issued ASU 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and

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reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REIT”s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes, which function similar to American Depositary Receipts (“ADRs”) except that non-U.S.-based brokerages, rather than U.S. banks, are depositaries for non-U.S.- based securities on behalf of foreign investors. Non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based brokerage’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are

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recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of September 30, 2011, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time.

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Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds did not receive any commission recapture for the year ended September 30, 2011.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2011, were as follows:

Fund	Purchases	Sales
The Japan Fund	$171,481,971	$103,371,286
Asia Pacific ex Japan Fund	11,227,002	5,611,370
India Fund	8,629,826	6,179,033
Greater China Fund	5,840,972	5,922,868
Global Equity Income Fund	4,040,716	3,498,229
Global Emerging Markets Fund	6,442,774	5,081,080
Global Alpha Equity Fund	8,429,018	8,162,610
International Growth Equity Fund	8,987,815	8,938,657
International Equity Fund	6,197,655	5,605,397

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A., Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the year ended September 30, 2011 were as follows:

Affiliated Fund Name	Balance of Shares Held 09/30/10	Gross Additions	Gross Reductions	Balance of Shares Held 09/30/11	Fair Value at 09/30/11	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	129,638	$1,171,207	$894,733	165,385	$1,561,239	$6,207	$54,461
Asia Pacific ex Japan Fund	70,621	103,013	668,210	35,276	440,948	6,647	100,727

Total	200,259	$1,274,220	$1,562,943	200,661	$2,002,187	$12,854	$155,188

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Services Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Board and officers of the Corporation.

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For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on the Fund’s average daily net assets in excess of $2 billion.
Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International Growth Equity Fund	1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in other Funds that are series of the Corporation.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)

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Fund	Sub-Advisor(s)
Global Alpha Equity Fund	Martin Currie
International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the year ended September 30, 2011, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended September 30, 2011, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds. The Principal Executive Officer,

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an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

	As of September 30, 2011		Effective October 1, 2011(2)
Quarterly Retainer for each Director	$6,750		$10,000
Additional Quarterly Retainer for the Chairman of the Board	16,750	(1)	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	750		1,500
Quarterly Regular Board Meeting Fee	3,000		4,000
Special Non-Quarterly Board Meeting Fee	1,500		1,500
Dinner Meeting Fee	1,500		—
Audit Committee and Executive Committee Meeting Fees	1,500		1,500
Investment Oversight Committee Meeting Fees	1,500		3,000
Fair Valuation Committee Meeting Fee	250		—

(1)

On February 2, 2011, the Board approved a quarterly retainer increase of $6,250 for the Chairman of the Board for the six month period February 1, 2011 through July 31, 2011. Additionally, during the September 21, 2011 Board meeting this quarterly retainer increase was approved for extension through September 30, 2011.

(2)	On September 21, 2011, the Board approved a new fee schedule effective October 1, 2011.

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.45% for International Growth Equity Fund; and 1.40% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2012 (“Expense Cap Agreements”). Prior to November 1, 2010, NAM USA had contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; 1.60% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.50% for Global Equity Income Fund; 1.70% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.50% for International Growth Equity Fund; and 1.50% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund.

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NAM USA had contractually agreed to waive 0.10% of The Japan Fund’s investment advisory fee until November 1, 2010. This amounted to $15,039 for the year ended September 30, 2011. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and FMS have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

For the year ended September 30, 2011 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$15,039	$38,191	$53,230
Asia Pacific ex Japan Fund	361,616	71,399	433,015
India Fund	384,485	70,881	455,366
Greater China Fund	343,139	70,522	413,661
Global Equity Income Fund	363,552	70,240	433,792
Global Emerging Markets Fund	331,056	70,779	401,835
Global Alpha Equity Fund	313,323	70,193	383,516
International Growth Equity Fund	337,612	70,151	407,763
International Equity Fund	312,237	70,269	382,506

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the Advisor to each of the Funds, and through September 30, 2011, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Total Amount Eligible for Recoupment
Fund	2012	2013	2014
The Japan Fund	$198,289	$316,602	$—	$514,891
Asia Pacific ex Japan Fund	483,443	448,200	361,616	1,293,259
India Fund	477,498	430,138	384,485	1,292,121
Greater China Fund	464,618	417,924	343,139	1,225,681
Global Equity Income Fund	481,429	446,528	363,552	1,291,509
Global Emerging Markets Fund	456,089	404,072	331,056	1,191,217
Global Alpha Equity Fund	440,054	389,878	313,323	1,143,255
International Growth Equity Fund	626,925	408,808	337,612	1,373,345
International Equity Fund	441,583	392,010	312,237	1,145,830

During the year ended September 30, 2011 NAM USA recaptured $64,543 from The Japan Fund in previously reimbursed fees.

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G. Federal Income Tax Information

During the year ended September 30, 2011, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2011			Year Ended September 30, 2010
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$367,210	$—	$367,210	$1,373,869	$—	$1,373,869
Asia Pacific ex Japan Fund	626,292	1,031,841	1,658,133	894,230	—	894,230
India Fund	561,779	381,916	943,695	2,491,712	—	2,491,712
Greater China Fund	142,029	765,755	907,784	383,705	—	383,705
Global Equity Income Fund	314,875	199,087	513,962	261,957	—	261,957
Global Emerging Markets Fund	366,791	444,866	811,657	598,432	—	598,432
Global Alpha Equity Fund	59,682	297,635	357,317	200,780	—	200,780
International Growth Equity Fund	47,927	137,539	185,466	16,401	—	16,401
International Equity Fund	369,424	189,468	558,892	412,954	—	412,954

The components of distributable earnings for the Funds as of September 30, 2011 are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Total
The Japan Fund	$1,313,366	$—	$4,462,631	$(54,169,540)	$—	$(48,393,543)
Asia Pacific ex Japan Fund	53,585	—	(519,320)	—	(237,097)	(702,832)
India Fund	—	—	(551,631)	—	(476,596)	(1,028,227)
Greater China Fund	390,071	275,642	(315,740)	—	—	349,973
Global Equity Income Fund	79,522	312,147	159,148	—	—	550,817
Global Emerging Markets Fund	273,335	1,018,906	(293,094)	—	—	999,147
Global Alpha Equity Fund	2,849	640,753	(681,810)	—	—	(38,208)
International Growth Equity Fund	56,028	560,363	(377,286)	—	—	239,105
International Equity Fund	252,019	356,168	(573,279)	—	—	34,908

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

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As of September 30, 2011, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company gains and capital loss carry forwards that expired, unused, to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
The Japan Fund	$290,694	$(290,694)	$—
Asia Pacific ex Japan Fund	18,258	(18,258)	—
India Fund	19,520	(19,520)	—
Greater China Fund	1,759	(1,759)	—
Global Equity Income Fund	9,942	(9,942)	—
Global Emerging Markets Fund	(25,104)	25,104	—
Global Alpha Equity Fund	(3,543)	3,543	—
International Growth Equity Fund	1,208	(1,208)	—
International Equity Fund	31,081	(31,081)	—

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2011 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2017	$1,158,053
	2018	53,011,487

Total		54,169,540

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During the year ended September 30, 2011, The Japan Fund utilized capital loss carryforwards of $13,059,389.

The cost of investment for Federal income tax purposes and net unrealized appreciation (depreciation) at September 30, 2011 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$18,676,385	$(14,378,358)	$4,298,027	$228,948,313
Asia Pacific ex Japan Fund	1,161,612	(1,670,020)	(508,408)	13,024,009
India Fund	802,275	(1,329,119)	(526,844)	10,150,684
Greater China Fund	747,460	(1,059,189)	(311,729)	6,780,506
Global Equity Income Fund	649,071	(483,473)	165,598	6,432,005
Global Emerging Markets Fund	1,073,442	(1,365,678)	(292,236)	9,431,277
Global Alpha Equity Fund	213,238	(895,008)	(681,770)	6,395,452
International Growth Equity Fund	414,748	(792,821)	(378,073)	5,894,779
International Equity Fund	439,745	(1,014,411)	(574,666)	6,979,763

*	Does not include unrealized appreciation (depreciation) on currency.

Regulated Investment Company Modernization Act of 2010. On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the ‘‘Modernization Act’’) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (‘‘RICs’’) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. However, the Modernization Act requires the utilization of post-enactment losses before any pre-enactment loss carry forwards may be utilized. Therefore, there is a greater possibility that the Funds’ pre-enactment loss carry forwards will expire unutilized.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for ‘‘inadvertent’’ failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the September 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the September 30, 2012 taxable year.

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’

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ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of September 30, 2011:

	The Japan Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	733,994	7,430,816	90,452	810,970
Class C	84,916	825,386	4,798	45,000
Class I	8,840,139	92,863,790	2,769	26,130
Class S	146,825	1,483,287	168,107	1,540,986
Shares reinvested
Class A	166	1,712	—	—
Class C	—	—	—	—
Class I	609	6,285	1,138	10,289
Class S	28,896	300,805	127,005	1,158,618

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	The Japan Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares redeemed
Class A	(120,701)	(1,161,712)	(5,269)	(50,865)
Class C	(2,575)	(24,357)	—	—
Class I	(719,516)	(6,985,805)	(35,189)	(311,539)
Class S	(2,400,721)	(24,167,426)	(2,720,310)	(24,923,495)
Redemption fees
Class A	—	12,668	—	—
Class C	—	—	—	—
Class I	—	58,076	—	7
Class S	—	152	—	1,075

Net increase (decrease) from Capital Transactions	6,592,032	70,643,677	(2,366,499)	(21,692,824)

	Asia Pacific ex Japan Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	329,527	5,177,941	29,449	476,795
Class C	135,345	2,125,581	7,351	118,988
Class I	71,067	1,056,256	48,750	775,000
Shares reinvested
Class A	6,804	101,591	75	1,092
Class C	2,220	32,806	37	537
Class I	83,410	1,251,977	55,750	813,955
Shares redeemed
Class A	(90,374)	(1,249,000)	(665)	(9,594)
Class C	(29,621)	(451,641)	(1)	(10)
Class I	(50,531)	(790,155)	(34,999)	(460,237)
Redemption fees
Class A	—	235	—	—
Class C	—	24	—	—
Class I	—	—	—	88

Net increase (decrease) from Capital Transactions	457,847	7,255,615	105,747	1,716,614

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	India Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	69,494	925,191	4,269	60,269
Class C	73,887	960,615	—	—
Class I	68,027	955,384	3,377	47,000
Shares reinvested
Class A	428	6,049	164	2,153
Class C	131	1,810	108	1,409
Class I	63,503	903,658	188,782	2,488,150
Shares redeemed
Class A	(6,942)	(91,825)	(1,784)	(24,001)
Class C	(540)	(5,927)	—	—
Class I	(11,134)	(138,877)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	89	—	—

Net increase (decrease) from Capital Transactions	256,854	3,516,167	194,916	2,574,980

	Greater China Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	17,043	267,427	3,339	49,886
Class C	1,859	29,738	827	12,348
Class I	4,378	65,000	—	—
Shares reinvested
Class A	609	9,139	139	1,998
Class C	124	1,857	18	257
Class I	59,012	889,306	26,435	381,450
Shares redeemed
Class A	(7,452)	(97,989)	—	—
Class C	(729)	(10,679)	(49)	(654)
Class I	(933)	(13,614)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	73,911	1,140,185	30,709	445,285

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	Global Equity Income Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	23,365	302,481	651	7,829
Class C	3,145	40,449	1,022	12,495
Class I	1,705	21,638	—	—
Shares reinvested
Class A	85	1,079	11	131
Class C	84	1,064	7	84
Class I	39,331	493,617	21,852	261,742
Shares redeemed
Class A	(2,336)	(30,208)	—	—
Class C	(1,333)	(17,494)	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	64,046	812,626	23,543	282,281

	Global Emerging Markets Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	15,581	253,882	2,344	35,631
Class C	3,625	58,665	—	—
Class I	89,580	1,461,185	—	—
Shares reinvested
Class A	463	7,539	26	395
Class C	103	1,661	65	969
Class I	48,842	799,059	39,759	594,000
Shares redeemed
Class A	(865)	(12,942)	(2,974)	(45,666)
Class C	(191)	(3,022)	—	—
Class I	(4,141)	(64,309)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	31	—	—

Net increase (decrease) from Capital Transactions	152,997	2,501,749	39,220	585,329

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	Global Alpha Equity Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	260	3,497	—	—
Class C	9,754	123,957	2,572	32,135
Class I	3,145	41,304	—	—
Shares reinvested
Class A	5	71	3	37
Class C	20	254	11	137
Class I	27,325	355,222	15,936	200,001
Shares redeemed
Class A	(259)	(2,681)	—	—
Class C	—	—	(1)	(8)
Class I	(1,011)	(13,000)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	39,239	508,624	18,521	232,302

	International Growth Equity Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	—	—	77,691	983,771
Class C	—	—	—	—
Class I	—	—	—	—
Shares reinvested
Class A	2	28	—	—
Class C	7	98	—	—
Class I	13,883	185,340	1,326	16,401
Shares redeemed
Class A	—	—	(77,691)	(909,767)
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	171
Class C	—	—	—	13
Class I	—	—	—	17,962

Net increase (decrease) from Capital Transactions	13,892	185,466	1,326	108,551

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	International Equity Fund
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	8,931	118,165	1,041	12,062
Class C	19,432	247,437	—	—
Class I	3,067	40,000	—	—
Shares reinvested
Class A	9	109	6	79
Class C	31	386	23	274
Class I	44,042	551,410	33,382	412,601
Shares redeemed
Class A	(110)	(1,259)	(1,041)	(12,333)
Class C	—	—	—	—
Class I	(732)	(8,206)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	74,670	948,042	33,411	412,683

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the year ended September 30, 2011, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. Subsequent Event

Upon the recommendation of NAM USA, the Board approved the liquidation and dissolution of the Global Alpha Equity Fund effective on or about December 29, 2011.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nomura Partners Funds, Inc.

and the Shareholders of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund, and International Equity Fund

We have audited the accompanying statements of assets and liabilities of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund, each a series of shares of Nomura Partners Funds, Inc. (the “Company”), including the schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund as of September 30, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 22, 2011

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended September 30, 2011, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Fund	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	$303,353	$4,364,334	25,334,128	0.01	0.17
Asia Pacific ex Japan Fund	25,125	293,156	1,063,626	0.02	0.28
India Fund	—	138,389	952,153	—	0.15
Greater China Fund	21,299	291,361	605,096	0.04	0.48
Global Equity Income Fund	13,030	198,843	595,306	0.02	0.33
Global Emerging Markets Fund	23,994	219,432	695,810	0.03	0.32
Global Alpha Equity Fund	8,647	89,594	558,218	0.02	0.16
International Growth Equity Fund	14,991	167,466	515,677	0.03	0.32
International Equity Fund	19,576	169,054	608,543	0.03	0.28

The Funds paid distributions from ordinary income during the year that qualify for the corporate dividend received deduction. The percentage that qualifies is listed below:

Fund	DRD %
Asia Pacific ex Japan Fund	0.06
India Fund	0.21
Global Equity Income Fund	42.25
Global Emerging Markets Fund	18.04
Global Alpha Equity Fund	20.68
International Growth Equity Fund	43.75
International Equity Fund	0.02

For the fiscal year ended September 30, 2011 certain dividends paid by the Funds may be designated as qualified income subject to a maximum rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds qualified dividend income can be found below.

Fund	Qualified Dividend Income
The Japan Fund	$4,132,834
Asia Pacific ex Japan Fund	189,122
India Fund	138,389
Greater China Fund	88,895
Global Equity Income Fund	295,989
Global Emerging Markets Fund	113,543
Global Alpha Equity Fund	106,289
International Growth Equity Fund	150,843
International Equity Fund	280,680

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Other Information (Unaudited) (concluded)

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$944.10	$8.65	1.78%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.17	8.97	1.78%

Class C
Actual Fund Return	$1,000.00	$937.40	$12.30	2.53%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.37	12.78	2.53%

Class I
Actual Fund Return	$1,000.00	$943.10	$7.00	1.44%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.87	7.26	1.44%

Class S
Actual Fund Return	$1,000.00	$942.60	$7.96	1.64%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.87	8.27	1.64%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

Asia Pacific ex Japan Fund	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$823.60	$8.02	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.27	8.87	1.75%

Class C
Actual Fund Return	$1,000.00	$820.30	$11.38	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.57	12.58	2.50%

Class I
Actual Fund Return	$1,000.00	$824.70	$6.84	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.57	7.57	1.50%

India Fund
Class A
Actual Fund Return	$1,000.00	$769.60	$8.67	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.27	9.87	1.95%

Class C
Actual Fund Return	$1,000.00	$766.60	$11.92	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.57	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$770.30	$7.52	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.57	8.57	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$740.70	$8.53	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.27	9.87	1.95%

Class C
Actual Fund Return	$1,000.00	$737.70	$11.73	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.57	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$741.40	$7.40	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.57	8.57	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

Global Equity Income Fund	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$887.00	$7.08	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.57	7.57	1.50%

Class C
Actual Fund Return	$1,000.00	$883.90	$10.64	2.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.77	11.38	2.25%

Class I
Actual Fund Return	$1,000.00	$888.80	$5.95	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.77	6.36	1.25%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$788.00	$8.31	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.77	9.37	1.85%

Class C
Actual Fund Return	$1,000.00	$784.70	$11.60	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.07	13.08	2.60%

Class I
Actual Fund Return	$1,000.00	$788.60	$7.15	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.07	8.07	1.60%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$745.60	$8.12	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.77	9.37	1.85%

Class C
Actual Fund Return	$1,000.00	$743.10	$11.33	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.07	13.08	2.60%

Class I
Actual Fund Return	$1,000.00	$746.70	$6.99	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.07	8.07	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	113

Shareholder Expense Example (Unaudited) (concluded)

International Growth Equity Fund	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$791.00	$7.70	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.47	8.67	1.70%

Class C
Actual Fund Return	$1,000.00	$788.50	$11.00	2.45%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.77	12.38	2.45%

Class I
Actual Fund Return	$1,000.00	$792.00	$6.54	1.45%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.77	7.36	1.45%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$805.60	$7.49	1.65	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,016.77	8.37	1.65	%**

Class C
Actual Fund Return	$1,000.00	$802.30	$10.81	2.40	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,013.07	12.08	2.40	%**

Class I
Actual Fund Return	$1,000.00	$806.90	$6.32	1.40	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,018.07	7.06	1.40	%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

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Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors as of September 30, 2011.

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (65)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	9

Lynn S. Birdsong (65)
Director and Chairman of the Investment Oversight Committee	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	9

Nomura Partners Funds	The World from Asia	:	115

Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Gregory A. Boyko (60)
Director	2011 to present	Senior Advisor, Evolution Benefits (medical savings accounts) 2009-2011; Senior Vice President and Head of Business Solutions Group, Hartford Financial Services, 2008-2009; Chairman, President and CEO, Hartford Life Insurance KK — Tokyo, Japan, 2006-2007; Chairman and CEO, Hartford Life International, LTD (insurance), 1998-2006.	9

James A. Firestone (56)
Director and Chairman of the Audit Committee	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	9

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Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of September 30, 2011.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Richard J. Berthy (53)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	President and Managing Partner, Foreside Financial Group, LLC May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President and Secretary, Bainbridge Capital Management, June 2003 to June 2006.	9

Richard F. Cook, Jr. (60)
Chief Compliance Officer*+	April 2007 to present	Director of Foreside Compliance Services LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006.	9

James Atwood (47)
Anti-Money Laundering Compliance Officer*+	April 2010 to present	Compliance Analyst, Foreside Compliance Services, LLC, 2007 to present; Personal Sabbatical, 2004 to 2007; Attorney, Pierce Atwood, 2001 to 2004.	9

William C. Cox (45)
Assistant Treasurer and Assistant Secretary**#	October 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present.	9

Trudance L.C. Bakke (40)
Principal Financial Officer and Treasurer*+	April 2010 to present, April 2009 to April 2010 Assistant Treasurer	Managing Director, Foreside Management Services, LLC, 2006 to present; Product Manager, Citigroup Fund Services, LLC 2003 to 2006; Senior Manager of Corporation Finance, Forum Financial Group, LLC (a fund service company acquired by Citibank, N.A.) 1999 to 2003.	9

Nomura Partners Funds	The World from Asia	:	117

Directors and Officers (Unaudited) (concluded)

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

David James (40)
Secretary**#	November 2009 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009.	9

*

The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook, Jr., James Atwood and Trudance L.C. Bakke is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

**

The Corporation’s Assistant Treasurer, Assistant Secretary and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

#	The address for William C. Cox and David James is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0376, Boston, MA 02116.

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Approval of The Japan Fund’s Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board” or each separately a “Director”) was scheduled to regularly meet four times a year. During the fiscal period ended September 30, 2011, the Directors conducted seventeen meetings. These meetings included four regular board meetings, one special board meeting, one Executive Committee meeting, three Audit Committee meetings, three Compensation Committee meetings, one Nominating Committee meeting and four Investment Oversight Committee meetings.

Matters bearing on The Japan Fund’s (the “Fund”) advisory agreement and sub-advisory agreement (the “Agreements”) were considered at most, if not all, of the Board’s meetings. The Directors regularly received information relating to the Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of the Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Fund, and (c) the economic outlook and general investment outlook in the markets in which the Funds invest. The Directors also regularly received information regarding (a) performance attribution analysis of the Fund, (b) the Fund’s compliance with prospectus and regulatory requirements, and (c) the allocation of the Fund’s brokerage, including (i) allocations, if any, to brokers affiliated with the Fund’s advisor or sub-advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At an in-person meeting held on October 27, 2011, the Board, including a majority of the directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the continuance until December 22, 2011, of the investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo” and, together with NAM USA, the “NAM Entities”) for The Japan Fund. This stub period approval puts the Fund on the same review cycle as the other eight mutual funds overseen by the Board.

In considering the approval of the continuance of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist them with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding advisory fees, expense ratios (before and after applicable fee waiver and expense cap agreement (“Expense Cap”)), and investment performance of the Fund managed by the NAM Entities to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

In connection with the approval of the Agreements the Directors had requested and evaluated extensive materials, in addition to those referenced above, from the Nomura entities and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the NAM Entities; (b) the breadth and experience of the investment management and research staff of the NAM Entities; (c) financial statements for the last two fiscal years of the NAM Entities; (d) marketing and distribution support provided by the NAM Entities to the Fund; (e) the current Forms ADV of the NAM Entities; (f) the profitability report of NAM USA with respect to the Fund; (g) the fees charged to institutional clients relative to fees charged to the Fund by the NAM Entities; and (h) the resources devoted to and the record of compliance with the Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form the NAM Entities’ portions of the Fund’s compliance program and (v) NAM USA’s responsibilities overseeing the Fund’s service providers.

With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant with respect to the NAM Entities, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment to provide contractual Expense Cap to the Fund through January 28, 2013; potential benefits to the NAM Entities from their respective relationships to the Fund, including revenues to be derived from services provided to the Fund by

Nomura Partners Funds	The World from Asia	:	119

Approval of The Japan Fund’s Investment Advisory Agreement and Sub-Advisory Agreement (continued)

their affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the continuance of the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Investment Advisory and Sub-Advisory Services. The Board considered the nature and quality of investment advisory services provided by the NAM Entity, the expertise and investment experience of the investment management personnel who provide these services, and the extensive equity research resources available to the portfolio management team. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of the NAM Entities. The Board considered the service provider oversight and day-to-day operational responsibilities NAM USA had taken on in 2011. The Board also considered the reputation of Nomura Holdings, Inc. (the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisor. The Board compared the fee charged to the Fund against the fees charged to institutional clients of the NAM Entities. Also the Board reviewed the additional services that the NAM Entities provided to the Fund that were not provided to the NAM Entities’ institutional clients. The Board considered the investment management, compliance and administrative services NAM USA provided to the Fund, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor. In addition, the Board considered the other direct and indirect benefits to the Fund, such as the Fund’s Expense Cap arrangement with NAM USA. The Board determined that the investment advisory services provided by NAM USA were in the best interests of the Fund and its shareholders. The Board also determined, based on the recommendations of NAM USA, that the investment advisory services provided by NAM Tokyo were in the best interests of the Fund and its shareholders.

Investment Performance. The Board reviewed information about the Fund’s investment objective, investment strategies and techniques and, with the assistance of an independent consultant and NAM USA, reviewed the investment performance of NAM Tokyo in managing the Fund for various time periods. The Board noted that the investment performance since NAM USA and NAM Tokyo commenced investment management services on November 1, 2008, had been slightly above its benchmark index for the twelve-month period from December 2008 to December 2009 and had well outperformed its benchmark index for the twelve-month period from December 2009 to December 2010 and for the seven-month period from December 2010 to August 2011. The Board noted that the investment performance of The Japan Fund when compared to peer funds was average (in the middle quintile) relative to peer funds for the twelve-month periods from December 2009 to December 2010 and from December 2008 to December 2009 and was above average (in the second best quintile) relative to its peer group for the seven-month period from December 2010 to August 2011. The Board determined that the performance of the Fund was acceptable.

Profits and Costs of the Nomura Entities; Expense Ratio of the Fund. The Directors were provided with a profitability statement of NAM USA regarding its investment management services to the Fund. The Directors reviewed comparative fee information regarding the fee the Nomura entity charged its other client with similar investment strategies. The Board considered the fee charged to the Fund in light of the services the Nomura entity provided to the Fund. In addition, the Board considered the fees paid to NAM USA for the investment management, compliance, operational and administrative services oversight NAM USA provided to the Fund, including its supervisory responsibilities with respect to the oversight of NAM Tokyo. The Board discussed the terms of the Expense Cap provided by NAM USA as well as the clawback provisions. The Board considered NAM USA’s proposal to extend until January 28, 2013 the existing contractual Expense Cap for The Japan Fund so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be 1.60% for The Japan Fund.

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The Board, in consultation with an independent consultant, reviewed gross advisory fees and the total expense ratio before Rule 12b-1 fees but after Expense Cap for the Fund and compared them with fees of peer funds of the Fund as categorized by Strategic Insight. It was noted that The Japan Fund’s gross investment advisory fee was in the top quintile relative to its peers but its total expense ratio inclusive of the Expense Cap was in the fourth quintile (at 63%) relative to peer funds. After review of comparative information and consultation with the independent consultant, the Board determined that the advisory fee for the Fund, inclusive of the Expense Cap, was reasonable.

The Board also considered the direct and indirect benefits to the NAM Entities from a relationship with the Fund. The Board took into account the various services provided to the Fund by the NAM Entities, including services required to manage a portfolio of securities in the Fund and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the expense ratios of the Fund inclusive of the contractual Expense Cap, (c) advisory fees of peer funds, and (d) the advisory fee charged to other clients of the NAM Entities. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the investment advisory fee was reasonable in relation to the services provided and was in the best interests of the Fund and its shareholders.

Economies of Scale. The Board considered the investment advisory fee, noting that it contained breakpoints. The Board in consultation with an independent consultant reviewed the breakpoints for the Fund. The Board determined that because the Fund had not grown beyond its existing breakpoints it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that the continuance of the investment advisory agreement with NAM USA and that NAM USA’s continuance of the sub-advisory agreement with the NAM Entities were in the best interests of the Fund and its shareholders. In reaching their determinations, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

Nomura Partners Funds	The World from Asia	:	121

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $282.1 billion in assets under management as of September 30, 2011.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-AR-001-0911

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is James Firestone and he is independent as defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $160,000 and $160,000.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were and $0 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $22,500 and $22,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $9,000 and $9,000.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2011 and 2010 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2011: $0

FY 2010: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.    Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial and accounting officer of the registrant required by as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy President and Principal Executive Officer

Date:    December 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy President and Principal Executive Officer

Date:    December 6, 2011

By (Signature and Title):	/s/ Trudance L.C. Bakke
Trudance L.C. Bakke Treasurer and Principal Financial Officer

Date:    December 6, 2011